                                                                 Exhibit 10.11

                            BASIC LEASE INFORMATION
                            -----------------------

     The following Basic Lease Information is hereby incorporated into and made a part of the Lease between Landlord and Tenant to which it is attached. Each reference in the Lease to any of the Basic Lease Information shall mean the respective information set forth below, and such information shall be deemed incorporated as a part of the terms provided under the particular Lease Section pertaining to such information. In the event of any conflict between any Basic Lease Information and the Lease, the former shall control.

     1.  Building:   1860 Lincoln Street, Denver, Colorado

     2.  Landlord:   JER DENVER, LLC, a Delaware limited liability company

     3.  Landlord's Address for Giving of Notices and Payment of Rent:

                     Frederick Ross Company
                     Attention: Real Estate Management Group
                     P0 Box 13797
                     Denver, CO 80201

         With a Copy of All Notices to:

                     J.B. Robert Companies
                     350 South Grand Avenue, 46th Floor
                     Los Angeles, California 90071
                     Attn: Barry Pinsky

     4.  Tenant:

                     Inflow, Inc., a Delaware corporation
                     2910 Island Drive
                     Boulder, Colorado 80301
                     Attn: Art Zeile

     5. Premises: The floor area on the 3rd floor of the Building consisting of approximately 8,407 rentable square feet as outlined on the floor plan of the Building attached hereto as EXHIBIT B. (See Section 1.2; Exhibit B)

     6.  Parking Allowance: 3 spaces in the Building parking garage. (See
Addendum)

     7. Use of Premises: For the following type of business: General office use and computer/telecommunications equipment room (Section 2)

     8.  Lease Document issuance and Reference Date: February 25, 1998

     9.  [Intentionally Deleted]

     10. [Intentionally Deleted]

     11. Commencement Date: See Addendum.

     12. Expiration Date: The day prior to the 10th anniversary of the actual Commencement Date.

     13. Base Rent:

                  Months                    Monthly Base Rent Amount
                  ------                    ------------------------

             Months 1-2                                        00.00

             Months 3-36                                 $ 11,909.92

             Months 37-72                                $ 12,260.21

             Months 73-120                               $ 12,960.79

         The months referred to above are the full calendar months after any first partial month of the Lease Term. The monthly Base Rent rate for any such partial month shall be the same as the rate specified for the first full calendar month when Base Rent is payable. Tenant has deposited $11,909.92 to be applied against the first installment of Base Rent due hereunder. (Section 1.4)

     14. Tenant's Percentage of Operating Expenses: 2.6% based on a Premises of 8407 rentable square feet and a total Building rentable area of 324,645 square feet. (Section 5.2)

     15. Base for Adjustments to Operating Expenses: The Base Year Expenses for 1998, as set forth in Section 5.10 hereof.

     16. Security Deposit: 11,909.92. (Section 6)

     17. Broker: Liberty Partners, Inc.

     18. Environmental Report: Asbestos Abatement Report for Southern Pacific Lines, 1860 Lincoln Street, Denver, CO 80901, prepared by Versar, Inc., Project No. 8134-005, dated November 1994. (Section 32.1)

LANDLORD                                 TENANT
--------                                 ------

JER DENVER, LLC, a Delaware limited      Inflow, Inc., a Delaware corporation
liability company

By: J. E. Robert Companies, its
    designated asset manager
                                         By:
                                            --------------------------
                                         Title:
    By:                                        -----------------------
       ---------------------------       Date:
    Title:                                    ------------------------
          ------------------------
    Date:
         -------------------------

                                 LEASE AGREEMENT
                              --------------------
                              TERMS AND CONDITIONS
                              --------------------

SECTION 1. DEMISE AND RENT:
---------  ---------------

     1.1   Demise: Landlord hereby leases to Tenant, and Tenant hereby leases
           ------
from Landlord, upon and subject to the terms, covenants, provisions and conditions of this Lease Agreement (herein called the "Lease"), the premises described in Section 1.2 in the building (herein called "Building") located on the Land described on EXHIBIT A attached hereto and incorporated herein. Tenant and its agents, employees, licensees and invitees shall also have the nonexclusive right, together with others designated by Landlord. to use the common areas in the Building and the Land, which shall include, without limitation, sidewalks, common entrances, lobby, elevators, hallways, stairways, bathrooms (including bathrooms on the third floor), loading dock, and other similar public areas and access ways. Landlord may change the common areas and establish reasonable regulations for the use thereof so long as such changes and regulations do not materially interfere with Tenant's access to or use of the Premises.

     1.2   Premises: The Premises (herein called "Premises") leased to Tenant
           --------
are described in the Basic Lease Information, and are outlined on the floor plan(s) for the Building attached hereto as EXHIBIT B and incorporated herein by this reference.

     1.3   Commencement and Expiration Dates: The term of this Lease (herein
           ---------------------------------
called "Lease Term") shall be for the period specified in the Basic Lease Information (or until sooner terminated as herein provided).

     1.4   Rent: The rent shall be and consist of a Base Rent (herein called
           ----
"Base Rent") and Additional Rent (herein called "Additional Rent"). For purposes of this Lease, Base Rent and Additional Rent are referred to collectively as "Rent." Base Rent shall be the amount indicated in the Basic Lease Information. Base Rent shall be payable in equal monthly installments in advance on the first day of each and every calendar month during the Lease Term (except to the extent otherwise specifically provided elsewhere in this Lease and except that Tenant shall pay, upon the execution and delivery of this Lease by Tenant, the sum indicated in the Basic Lease Information, to be applied against the first installment(s) of Base Rent becoming due under this Lease). Additional Rent shall consist of all other sums of money as shall become due from and payable by Tenant to Landlord under this Lease. All Rent shall be paid in lawful money of the United States of America to Landlord at its office or such other place, as Landlord shall designate by notice to Tenant. Tenant shall pay the Base Rent and Additional Rent promptly when due without notice or demand and without any abatement, deduction or offset for any reason whatsoever, except as expressly provided in this Lease. If the Commencement Date occurs on a day other than the first day of a calendar month, the Base Rent for that partial calendar month shall be prorated on a daily basis. If the Basic Lease Information provides for the abatement of Base Rent for any specified periods of time during the Lease Term ("Rent Free Period(s)"), none of the Base Rent specified in this Lease as payable during the Lease Term shall be allocable to any such Rent Free Period(s). In the event of any default by Tenant which is not timely cured after notice from Landlord. Landlord shall have the right to collect Rent for the Premises from Tenant for all Rent Free Period(s) at the same Base Rent in effect immediately after any such Rent Free Period(s).

     1.5   Late Charge: Tenant recognizes that late payment of any Rent from
           -----------
Tenant to Landlord will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if Rent from Tenant to Landlord remains unpaid five (5) business days after said amount is due, the amount of such unpaid Rent or other payments shall be increased by a late charge to be paid to Landlord by Tenant in an amount equal to five percent (5%) of the amount of the delinquent Rent or other payment. Tenant agrees that such amount is a reasonable estimate of the loss and expense to be suffered by Landlord as a result of such late payment by Tenant and may be charged by Landlord to defray such loss and expense. The provisions of this Section in no way relieve Tenant of the obligation to pay Rent or other payments on or before the date on which they are due, nor do the terms of this Section in any way affect Landlord's remedies pursuant to Section 21 of this Lease in the event Rent is past due.

     1.6   Confidentiality: Tenant shall keep the Rent and other terms of this
           ---------------
Lease confidential from other current and prospective occupants of the Building and any other buildings owned by Landlord except to the extent disclosure is reasonably necessary in the conduct of Tenant's business or required by law.

SECTION 2. USE:
---------  ---

     Tenant shall use and occupy the Premises during the Lease Term for the use specified in the Basic Lease Information and for no other purpose without the written consent of Landlord, which consent shall not be unreasonably withheld. If any governmental license or permit, other than a Certificate of Occupancy, shall be required for the proper and lawful conduct of Tenant's business in the Premises or any part thereof. Tenant, at its expense, shall duly procure and thereafter maintain such license or permit and submit the same to Landlord for inspection. Tenant shall at all times comply with the terms and conditions of each such license or permit. Tenant shall not do or permit anything to be done in or about the Premises which will obstruct or unreasonably interfere with the rights of other tenants or occupants of the Building or injure or constitute an unreasonable annoyance (provided that Landlord specifically acknowledges that the installation and use of electricity, supplemental HVAC and other equipment as specifically permitted under this Lease will not be deemed not to violate the foregoing restriction), nor use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause or maintain or permit any nuisance in, on, or about the Premises. Tenant shall not commit or allow the commission of any waste in, on, or about the Premises. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance, or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Unless Tenant pays the increased cost thereof, Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything therein which will in any way increase the rate of any insurance upon the Building in which the Premises are situated or any of its contents or cause a cancellation of said insurance or otherwise affect said insurance in any manner (provided that Landlord specifically acknowledges that Tenant's Improvements permitted herein and the conversion of the Premises sprinkler system to a dry-pipe actuation system as permitted herein will not violate the foregoing restriction). Tenant shall, at its sole cost and expense, promptly comply with all Legal Requirements and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use, or occupancy of the Premises, excluding structural changes and requirements affecting mechanical systems not related to or affected by: (i) alterations or improvements made by or for Tenant or (ii) Tenant's acts. The judgment of any court of competent jurisdiction or the admission of Tenant in an action against Tenant, whether Landlord be a party thereto or not, that Tenant has so violated any such Legal Requirements shall be conclusive of such violation as between Landlord and Tenant. Tenant shall use its best efforts to prevent any violation of applicable Legal Requirements by its partners, directors, officers, agents and employees.

SECTION 3. TENANT'S ACCEPTANCE AND MAINTENANCE OF PREMISES:
---------  -----------------------------------------------

     Subject to the performance by Landlord of its obligations in EXHIBIT C, by taking possession of the Premises, Tenant accepts the Premises as being in the condition in which Landlord is obligated to deliver them and otherwise in good order, condition and repair. Landlord's obligations to maintain the Building are as set forth in Section 14.1 hereof. Tenant shall, at all times during the Lease Term at Tenant's sole cost and expense, keep the following items in good order, condition and repair: to the extent within the Premises, (i) floor coverings,
(ii) wall coverings, (iii) paint, (iv) casework, (v) ceiling tiles, (vi) all of Tenant's Property (as defined in Section 13.2 herein) and (vii) any and all Non-Building-Standard Tenant Improvements. Landlord shall have no obligation to alter, remove, improve, repair, decorate, or paint the Premises or any part thereof except as specified in EXHIBIT C attached hereto and made a part hereof. No representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as herein set forth.

SECTION 4. OPERATING EXPENSES AND TAXES:
---------  ----------------------------

     4.1   Operating Expenses: For the purposes of this Lease, the term
           ------------------
"Operating Expenses" shall mean all expenses paid or incurred by Landlord (or on Landlord's behalf) as reasonably determined by Landlord to be necessary or appropriate for the efficient operation, maintenance and repair of the Land and/or Building, including the common areas of the Building, including without limitation: (i) salaries, wages, medical, surgical, union and general welfare benefits (including, without limitation, group life insurance) and pension payments of employees of Landlord engaged in the repair, operation and maintenance of the Land and/or Building; (ii) payroll taxes, workers compensation insurance, uniforms and related expenses for employees; (iii) the cost of all charges for gas, steam, electricity, heat, ventilation, air-conditioning, water and other utilities furnished to the Building, together with any taxes on such utilities; (iv) the cost of painting of public areas; (v) the cost of all charges of insurance, including but not limited to all risk property insurance with rent loss coverage, liability and fidelity insurance, with regard to the Land and/or Building and the maintenance and/or operation thereof; (vi) the cost or rental of all supplies, including without limitation, cleaning supplies, light bulbs, tubes and ballasts, materials and equipment, and sales and other taxes thereon; (vii) the cost of hand tools and other movable equipment used in the repair, maintenance or operation of the Building amortized over the useful life of such hand tools and movable equipment (as reasonably estimated by Landlord); (viii) the cost of all charges for window and other cleaning and janitorial and security services; (ix) charges of independent contractors performing repairs or services to the Land and/or Building; (x) non-capital repairs; (xi) remodeling of the public and common areas of the Building including, without limitation, repainting, replacement and repair of furnishings, fixtures, accessories, carpeting or other floor covering, wall and window coverings in the public and common areas, the cost of which shall be amortized (with interest at the rate of nine percent (9%) on the unamortized balance) over the useful life of the improvements as reasonably estimated by Landlord; (xii) alterations and improvements to the Building made by reason of Legal Requirements or the requirements of insurance bodies; (xiii) management fees paid to a third party, or, if no managing agent is employed by Landlord, Landlord shall be entitled to charge a management fee which is not in excess of four percent (4%) of gross revenue, and such fee shall be included in the Operating Expenses; (xiv) the cost of any capital improvements or repairs to the Building and/or of any machinery or equipment installed in the Building amortized (with interest at the rate of nine percent (9%) on the unamortized balance) over the useful life of the improvement, machinery and or equipment as reasonably estimated by Landlord, which is made or becomes operational, as the case may be, after the completion of the construction of the Building and which have a reasonable probability of reducing the expenses which otherwise would be included in Operating Expenses; (xv) reasonable legal, accounting and other professional fees incurred in connection with operation, maintenance and management of the Land and/or Building; (xvi) the cost of providing elevator service; (xvii) the cost of landscape and parking area maintenance and repair; (xviii) the common area charges to which the Building is subject, if any; (xix) Taxes as defined in Section 4.3; and (xx) all other charges properly allocable to the operation, repair and maintenance of the Building in accordance with generally accepted accounting principles. Accounting for Operating Expenses, including the matters set forth in Sections 4 and 5 of this Lease, shall be in accordance with generally accepted accounting principles consistently applied.

     4.2   Exclusions From Operating Expenses: Notwithstanding anything to the
           ----------------------------------
contrary in Section 4.1. Operating Expenses shall not include: (i) depreciation, amortization or other similar non-cash items; (ii) interest on and amortization of debts and other payments and charges for borrowed money (except as otherwise expressly permitted under Section 4.1); (iii) leasehold improvements made for tenants of the Building; (iv) leasing commissions, attorneys' fees, costs and disbursements and other expenses (including advertising) incurred in connection with leasing renovating, or improving space for tenants or other occupants or prospective tenants or occupants of the Building, or in connection with any eviction or other legal action involving any tenant or occupant of the Building;
(v) refinancing costs; (vi) the cost of any work or services performed for any occupants of any leased space in the Building (including Tenant), whether at the expense of Landlord or such occupants, to the extent that such work or services is in excess of the work or services which Landlord, at its expense, is required to furnish to Tenant under this Lease; (vii) the cost of any electricity furnished to the Premises or any other leased space in the Building in excess of the electricity to be provided by Landlord under this Lease; (viii) damages recoverable by any occupant due to violation by Landlord of any of the terms and conditions of this Lease or any other lease relating to the Building or any other contract or obligation; (ix) repairs or other items to the extent Landlord is reimbursed by insurance proceeds or third parties; (x) capital repairs and replacements or other capital improvements (except that capital repairs, replacements or other improvements shall be permitted as provided above in
Section 4.1 if they do not relate to a general renovation of the Building or to cause the Land and or Building to comply with Legal Requirements (including, without limitation, the A.D.A., any environmental laws, building or fire codes) existing on the date of this Lease; (xi) any types of utility services (including, without limitation, water, gas, electricity, sewer and telephone) that at any time during the Lease Term are separately metered or contracted for and paid for by Tenant directly, to the extent serving any portions of the Building except the Common Area,(xii) costs of environmental remediation, whether or not the need for such remediation is disclosed in the Environmental Report; (xiii) any ground lease rental; (xiv) costs for sculpture, paintings, or other objects of art; (xv) the cost of any service performed by an affiliate of Landlord or the manager of the Building to the extent such cost is in excess of the cost that would be paid to an unaffiliated, third-party provider of a similar service; (xvi) expenses in connection with services or other benefits which are not offered to Tenant, or for which Tenant is charged directly but which are provided to another tenant or occupant of the Building, or for which Landlord is reimbursed by another occupant or tenant; (xvii) costs incurred for repair of latent defects in the Building; (xviii) Costs incurred due to the violation or alleged violation by the Building of any Legal Requirements which are in effect on the date of this Lease (including, without limitation, the A.D.A.) or the violation or alleged violation by Landlord of any Legal Requirements whether or not in effect on the date of this Lease; (xix) costs incurred in connection with construction or improvement, in order to comply with local building codes in effect on the date of this Lease or otherwise, of any portion of the Building except the Common Area; and (xx) costs arising from the negligence or fault of other tenants or occupants, Landlord or its agents, or any vendors, contractors, or providers of materials or services hired or engaged by Landlord or its agents.

     4.3 Taxes: The term "Taxes" shall include (i) all real property taxes and
         -----
assessments and personal property taxes, charges, rates, duties and assessments rated, levied or imposed by any governmental authority with respect to the Land, the Building and any improvements, fixtures and equipment located therein or thereon, and with respect to all other property of Landlord, real or personal, located in or on the Land or the Building and used in connection with the operation of the Building; (ii) any tax in lieu of a real property tax; (iii) any tax or excise levied or assessed by any governmental authority on the rentals payable under this Lease or rentals accruing from the use of the Land or the Building, provided that this shall not include federal or state, corporate or personal income taxes and (iv) any tax or excise imposed or assessed against Landlord which is measured or based in whole or in part on the capital employed by Landlord to improve the Land and construct the Building. If Landlord receives a refund of Taxes then Landlord shall credit such refund, net of any professional fees and costs incurred by Landlord to obtain the same, against the Taxes for the Operating Year to which the refund is applicable or the current Operating Year, at Landlord's option. The amount of the Taxes for the Base Year shall reflect any refund resulting from any appeal, protest, or other action by Landlord contesting the amount claimed by the governmental authorities and any statements by Landlord as to the amount of Base Year Taxes shall be tentative until any such contest is completed.

SECTION 5. PAYMENT OF OPERATING EXPENSES:
---------  -----------------------------

     5.1   Operating Year: As used in this Section 5, the term "Operating Year"
           --------------
shall mean each calendar year of the Lease Term and in the event this Lease begins or ends on any date other than the first day of the calendar year, the calculations, costs and payments referred to herein shall be prorated as provided in Section 31.11.

     5.2   Tenant's Pro Rata Share: Throughout the entire Lease Term, Tenant
           -----------------------
shall pay, as Additional Rent, its pro rata share of the increase in Operating Expenses of the Building, if any, over the Operating Expenses for the Base Year. Tenant's pro rata share of the increase in Operating Expenses of the Building for each Operating Year shall be calculated as follows: the Operating Expenses for each Operating Year less the Operating Expenses for the Base Year shall be multiplied by Tenant's Percentage (as specified in the Basic Lease Information, and as adjusted as provided herein). If in any Operating Year Tenant occupies the Premises for less than the full Operating Year, then the product from the foregoing multiplication shall be multiplied by the percentage of the Operating Year in which Tenant occupied the Premises. "Tenant's Percentage" shall mean a percentage, the numerator of which is the number of rentable square feet of the leased Premises and the denominator of which is the total number of rentable square feet of the Building, whether or not such space is actually rented. The Tenant's Percentage (as specified in the Basic Lease Information, and adjusted as provided herein) shall be changed from time to time to reflect any change in the total rentable square footage in the Building. All calculations of rentable area shall be on the basis as originally used to determine the rentable area shown in the Basic Lease Information so long as the basis for measuring the Premises and the Building are the same and, if not at any time, shall be adjusted appropriately. During the periods when the Building is not fully occupied, Landlord shall reasonably adjust Operating Expenses to reflect the costs that would normally have been incurred had the Building been fully occupied for the entire period and the Building had been fully assessed for property tax purposes. Such adjustment shall not apply to fixed costs and Landlord shall provided Tenant with a detailed accounting of any such adjustment. If such adjustment results in Landlord receiving as Operating Expenses more than Landlord's actual Operating Expenses for any given year, Landlord shall be obligated to return such excess to tenants in the Building, ratably, in accordance with Section 5.4. The Building shall be considered fully occupied when occupancy reaches ninety percent (90%). If during any Operating Year the tenant of any space in the Building performs work or services therein pursuant to a written agreement between Landlord and such tenant in lieu of having Landlord perform the same and the cost thereof would have been included in Landlord's Operating Expenses, then in any such event(s), at Landlord's option, the Operating Expenses for such Operating Year shall be adjusted to reflect the Operating Expenses that would have been incurred if Landlord had performed such work or services, as the case may be. In the event Operating Expenses are decreased as a result of extraordinary changes then the Base Year Operating Expenses shall be correspondingly reduced. An extraordinary change shall mean changes unrelated to the normal inflation and deflation of the cost of goods and services making up the Operating Expenses, such as a change in the rentable area contained in the Building resulting from condemnation, casualty, demolition, alteration or construction of the additional improvements. Any decrease in Taxes shall be considered an extraordinary change if due to any statewide property tax limitation or reduction legislation. If the total rentable area of the Building changes, Landlord shall reasonably determine a revised Tenant's Percentage reflecting the change.

     5.3   Written Statement of Estimate: Prior to the commencement of each
           -----------------------------
Operating Year during the Lease Term, Landlord shall furnish Tenant with a written statement setting forth Tenant's pro rata share of the estimated increase in Operating Expenses and Taxes for the next Operating Year. Tenant shall pay to Landlord as Additional Rent commencing on January 1 of the Operating Year, and thereafter on the first day of each calendar month, an amount equal to one-twelfth of the amount of Tenant's pro rata share as shown in Landlord's written statement. In the event Landlord delivers the written statement late, Tenant shall continue to pay to Landlord an amount equal to one-twelfth of Tenant's pro rata share of the estimated Operating Expenses for the immediately preceding Operating Year until Landlord does furnish the written statement, at which time Tenant shall pay the amount of any excess of Tenant's pro rata share for the expired portion of the current Operating Year over Tenant's actual payments during such time and any excess payments by Tenant shall be credited to the next due payment of Rent from Tenant. The late delivery of any written statement by Landlord shall not constitute a waiver of Tenant's obligation to pay its pro rata share of Operating Expenses nor subject Landlord to any liability, but if not timely delivered. Landlord shall use best efforts to deliver such written statements of estimated increase in Operating Expenses as soon as possible.

     5.4   Final Written Statement: Within 120 days after the close of each
           -----------------------
Operating Year during the Lease Term, Landlord shall deliver to Tenant a written statement (the "Operating Statement") setting forth Tenant's actual pro rata share of the increase in Operating Expenses for the preceding Operating Year. In the event Tenant's pro rata share of the actual increase in Operating Expenses is in excess of Tenant's pro rata estimated increase in Operating Expenses, Tenant shall pay the amount of such excess to Landlord as Additional Rent within thirty (30) days after receipt of such statement by Tenant. In the event Tenant's pro rata share of the actual increase in Operating Expenses is less than Tenant's pro rata share of the estimated increase in Operating Expenses actually paid by Tenant then the amount of the excess overpayment shall be paid by Landlord to Tenant within thirty (30) days following the date of such statement or Landlord may elect to apply the overpayment to Tenant's next Rent payment, reimbursing only the excess over such next payment, if any. The late delivery of any written statement by Landlord shall not constitute a waiver of Tenant's obligation to pay its pro rata share of Operating Expenses, but if not timely delivered, Landlord shall use best reasonable efforts to deliver such written statements as soon as possible.

     5.5   Tenant Examination: The Operating Statement referred to herein need
           ------------------
not be audited but shall be prepared in accordance with generally accepted accounting principles consistently applied, on a cash basis, and shall contain sufficient detail to enable Tenant to verify the calculation of its pro rata share. In addition, Tenant, upon at least five (5) days advance written notice to Landlord and during business hours, may examine any invoices, receipts, canceled checks, vouchers or other instruments used to support the figures shown on the Operating Statement, provided however, that, if no error is found, Tenant shall only be entitled to such an examination once in each Operating Year. The person conducting the examination on behalf of Tenant shall be a qualified, disinterested third party and shall enter into a confidentiality agreement reasonably satisfactory to Landlord. In the event the examination fails to discover a valid overcharge in excess of 5% of the Operating Expense payments during the Operating Year covered by the examination, Tenant shall reimburse Landlord for the out-of-pocket costs reasonably incurred by Landlord due to the examination. In the event the examination discovers a valid overcharge un excess of 5% of the Operating Expense payments during the Operating Year covered by the examination. Landlord shall reimburse Tenant for the out-of-pocket costs reasonably incurred by Tenant due to the examination.

     5.6   Disputes: Each such Operating Statement given by Landlord pursuant to
           --------
this Section shall be conclusive and binding upon Tenant unless within sixty
(60) days after the receipt of such Operating Statement Tenant shall notify Landlord that it disputes the correctness of the Operating Statement, specifying the particular respects in which the Operating Statement is claimed to be incorrect. If such disputes shall not have been settled by agreement, either party, within sixty (60) days after receipt of such Statement, may pursue its available legal remedies, but Tenant hereby agrees that a dispute over the Operating Statement or any good faith error by Landlord in interpreting or applying Section 4 or in calculating the amounts in the Operating Statement shall not be a breach of this Lease by Landlord, and even if any legal proceeding over the Operating Statement is resolved against Landlord this Lease shall remain in full force and effect and Landlord shall not be liable for any consequential damages, and pending the determination of such dispute, Tenant, within ten (10) days of receipt of such Operating Statement, shall pay Additional Rent in accordance with the Operating Statement, without prejudice to Tenant's position. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay to Tenant the amount of Tenant's overpayment of rents resulting from compliance with the Operating Statement, together with interest at the Prime Plus Two Rate, as defined below, from the date of overpayment to the date reimbursed. The "Prime Plus Two Rate" shall be a per annum rate which is two percentage points greater than the prime rate most recently published in the Wall Street Journal prior to the date on which the payment is made.

     5.7   Payment: If an Operating Year ends after the expiration or
           -------
termination of this Lease, any excess Additional Rent in respect thereof payable under this Section shall be paid by Tenant within ten (10) days of its receipt of the Operating Statement for such Operating Year.

     5.8   No Reduction in Amount of Base Rent: Nothing in the Lease shall be
           -----------------------------------
construed to mean the Base Rent amount specified in the Basic Lease Information shall be reduced due to any decrease in Operating Expenses, it being intended that the amount of the Base Rent remain fixed as specified in the Basic Lease Information throughout the Lease Term.

     5.9   Additional Operating Expense Provisions: No addition or additional
           ---------------------------------------
expense category shall be added in subsequent years without appropriate adjustment to the Base Year. Management fees, as designated in the definition of Operating Expenses, shall be reasonable and customary fees for management of the Building as stated by BOMA. If any lease entered into by Landlord with any tenant in the Building is on a so called "net" basis, or provides for a separate basis of computation for Operating Expenses, then, to the extent Landlord's accountants determine that an adjustment should be made in making the computations herein. Landlord's accountant shall be permitted to modify the computation of Operating Expenses for a particular Lease Year or the Base Year in order to eliminate or otherwise modify any such expenses which are paid for in all or part by such tenant. In making the computations, Landlord's accountant shall also be permitted to make such adjustments and modifications in calculating Operating Expenses as shall be reasonably necessary to achieve the intentions of the parties.

     5.10  Base Year Operating Expenses: 1999 Operating Expenses. The Operating
           -----------------------------------------------------
Expenses for the Base Year shall be the Operating Expenses for 1998, provided that, notwithstanding anything to the contrary in this Lease, if the actual Operating Expenses for 1998 are less than the Floor Number, as defined below, then the Operating Expenses for the Base Year shall be deemed to be the Floor Number for purposes of this Lease. The "Floor Number" shall mean $5.50 multiplied by the total number of rentable square feet of the Building (as stated in the Basic Lease Information).

     5.11  Survival. The provisions of this Section 5 shall survive the
           --------
expiration or earlier termination of this Lease.

SECTION 6. SECURITY DEPOSIT:
---------  ----------------

     6.1   Security Deposit: Upon the execution of this Lease by Tenant, Tenant
           ----------------
shall pay to Landlord the sum indicated in the Basic Lease Information as security for the full and faithful performance and observance by Tenant of Tenant's covenants and obligations under this Lease and Tenant shall not be entitled to interest thereon (the "Security Deposit"). Failure to promptly pay such Security Deposit shall be considered a default under this Lease. Landlord may commingle this Security Deposit. If Tenant defaults in the full and prompt payment and performance of any of Tenant's covenants and obligations under this Lease, including, but not limited to, the payment of Base Rent and Additional Rent, Landlord may use, apply or retain the whole or any part of the Security Deposit so deposited to the extent required for the payment of any Base Rent and Additional Rent or any other sums as to which Tenant is in default or for any such sums which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease, including, but not limited to, any damages or deficiency in the reletting of the Premises, whether such damages or deficiency accrue before or after summary proceedings or other re-entry by Landlord.

     6.2   Disposition of Security Deposit: If Landlord shall so use, apply or
           -------------------------------
retain the whole or any part of the Security Deposit, Tenant shall upon demand immediately deposit with Landlord a sum equal to the amount so used, applied or retained, as security as aforesaid. If Tenant shall fully and faithfully comply with all of Tenant's covenants and obligations under this Lease, the security or any balance thereof shall be returned or paid over to Tenant after the date on which this Lease shall expire or sooner end or terminate. In the event of any sale of Landlord's interest in the Building or any leasing of the Building, whether or not in connection with a sale or leasing of the Land, Landlord shall have the right to transfer the security to the vendee or lessee and upon written assumption by such vendee or lessee of Landlord's obligations under this Lease, including without limitation the obligation to return the Security Deposit to Tenant, Landlord shall thereupon be released by Tenant from all liability for the return or payment thereof; and Tenant shall look solely to the new landlord for the return or payment of the same; and the provisions hereof shall apply to every transfer or assignment made of the same to a new landlord. Except in connection with a permitted assignment or subletting of this Lease, Tenant shall not assign or encumber or attempt to assign or encumber the monies deposited herein as security and neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

SECTION 7. SUBORDINATION, NOTICE TO SUPERIOR MORTGAGEES:
---------  --------------------------------------------

     7.1   Subordination: Landlord represents and warrants that there are no
           -------------
ground leases or mortgages affecting the Land or the Building as of the date of this Lease. Any lease to which this Lease is, at the time referred to, subject and subordinate is herein called "Superior Lease" and the lessor of a Superior Lease or its successor in interest, at the time referred to, is herein called "Superior Lessor," and any mortgage to which this Lease is, at the time referred to, subject and subordinate is herein called "Superior Mortgage" and the holder of a Superior Mortgage, or its successor in interest, at the time referred to, is herein called "Superior Mortgagee." This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate to any ground leases covering the Land and/or the Building hereafter existing, and to all mortgages which may hereafter affect the Land and/or the Building and/or any of such leases, whether or not such mortgages shall also cover other lands and/or buildings and/or leases, to each and every advance made or hereafter to be made under such mortgages, and to all renewals, modifications, replacements and extensions of such leases and such mortgages. This Section shall be self-operative, and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute, acknowledge or deliver any instrument that Landlord, any Superior Lessor or any Superior Mortgagee may reasonably request to evidence such subordination.

     7.2   Notice: If any act or omission of Landlord would give Tenant the
           ------
right, immediately or after lapse of a period of time, to cancel or terminate this Lease, or to claim a partial or total eviction. Tenant shall not exercise such right: (i) until it has given written notice of such act or omission to Landlord and each Superior Mortgagee and each Superior Lessor whose name and address shall previously have been furnished to Tenant: and (ii) until a reasonable period of time for such parties to cure the condition has passed.

     7.3   Attornment; Nondisturbance: For the purposes of this Section, the
           --------------------------
term "Successor Landlord" shall mean the Superior Lessor or Superior Mortgagee if the same succeeds to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed, or any third party that succeeds to the rights of Landlord under this Lease by virtue of having purchased the Land and the Building at a foreclosure sale. The Successor Landlord shall accept Tenant's attornment, assume Landlord's obligations under the Lease, and shall not disturb Tenant's quiet possession of the Premises. Tenant shall attorn to and recognize such Successor Landlord as Tenant's Landlord under this Lease and shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence such attornment. Upon such attornment this Lease shall continue in full force and effect as a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions and covenants as are set forth in this Lease except that the Successor Landlord shall not: (i) be liable for any previous act or omission of Landlord under this Lease except that Tenant may terminate the Lease if the Successor Landlord fails to cure any continuing breach of this Lease caused by Landlord's prior acts or omissions within a reasonable period of time; (ii) be subject to any offset, deficiency or defense which theretofore shall have accrued to Tenant against Landlord; (iii) be bound by any previous modification of this Lease or by any previous prepayment of more than one (1) month's Base Rent, unless such modification or prepayment shall have been expressly approved in writing by the Superior Lessor or the Superior Mortgagee whose name and address shall previously have been furnished to Tenant and through or by reason of which the Successor Landlord shall have succeeded to the right of Landlord under this Lease; (iv) be liable for restoration of improvements following any casualty not required to be insured under this Lease or for the costs of any restoration in excess of the proceeds recovered under any insurance required to be carried under this Lease; or (v) be liable for any lien, right, power or interest, if any, which may have arisen or intervened in the period between the recording of any Superior Mortgage and the execution of this Lease or any lien or judgment which may arise at any time under the terms of this Lease.

SECTION 8. QUIET ENJOYMENT:
---------  ---------------

     So long as Tenant pays all of the Base Rent and Additional Rent and performs all of Tenant's other obligations hereunder, Tenant shall peaceably and quietly have, hold and enjoy the Premises without hindrance, ejection or molestation by Landlord or any person lawfully claiming through or under Landlord, subject nevertheless, to the provisions of this Lease and to any Superior Lease and/or Superior Mortgage. This covenant shall be construed as a covenant running with the Land, and is not, nor shall it be construed as, a personal covenant of Landlord, except to the extent of Landlord's interest in this Lease and only so long as such interest shall continue, and thereafter this covenant shall be binding only upon subsequent successors in interest of Landlord's interest in this Lease, to the extent of their respective interests, as and when they shall acquire the same, and so long as they shall retain such interest.

SECTION 9. ASSIGNMENT AND SUBLETTING:
---------- -------------------------

     9.1   Generally: "Restricted Transfer" shall mean any sale, assignment,
           ---------
subletting, encumbrance or other transfer by operation of law or otherwise of this Lease or any interest herein, or the Premises or any portion thereof, without the prior written consent of Landlord, or the placing of any lien on Tenant's interest in the Premises by operation of law. Any change in effective control of Tenant (other than a change in ownership of Tenant following a public offering of stock in Tenant) shall be deemed a Restricted Transfer. Notwithstanding the foregoing. "Restricted Transfer" shall not include any of the following: (i) any subletting, assignment, license or other grant of interest in any portion of the Premises to a customer of Tenant in the course of Tenant's business (Landlord specifically acknowledges that Tenant's business consists of providing space for telecommunications, computer, and other electronic equipment to third party customers and agrees that such use of space, under any type of lease, license or agreement, is not restricted under this Section); or (ii) any' transfer to a subsidiary, affiliate or related company to Tenant; or (iii) any change in effective control of Tenant so long as Art Zeile and Joel Daly continue to have a material economic interest and a management position in Tenant. Tenant shall give notice to Landlord promptly after the occurrence of any transfer described in (ii) or (iii) above. Tenant shall not make or permit any Restricted Transfer without Landlord's prior written consent, which Landlord shall not unreasonably withhold. Any transfer hereunder by Tenant shall not result in Tenant being released or discharged from any liability under this Lease unless Landlord specifically agrees to such release or discharge. Any sale, assignment, encumbrance, subletting, occupation, lien or other transfer of this Lease which does not comply' with the provisions of this Section 9 shall be void. Any listing on Building directories or other signage using a name other than Tenant's in conjunction with the Premises will not be deemed, nor will it substitute for, Landlord's consent, as required by this Lease, to any sublease, assignment or other occupancy of the Premises.

     9.1.1 Tenant shall, by written notice, advise Landlord of its desire from and after a stated date (which shall not be less than thirty (30) days nor more than ninety' (90) days after the date of Tenant's notice), to make a Restricted Transfer; and such notice by Tenant shall state the name and address of the proposed transferee, and Tenant shall deliver to Landlord a true and complete copy of the proposed transfer instrument with said notice. Within ten (10) days after Landlord's receipt of such notice, Landlord shall notify Tenant whether or not it consents to such Restricted Transfer, and if not, shall provide explanation of the reasonable grounds for withholding such consent.

     9.2   Conditions of Landlord's Consent: As a condition to Landlord's prior
           --------------------------------
written consent as provided for in this Section 9, (a) Tenant shall pay Landlord its reasonable legal fees and out-of-pocket costs incurred due to the Restricted Transfer; (b) the transferee(s) shall agree in writing to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease, and (c) Tenant shall deliver to Landlord, promptly after execution, an executed copy of each transfer instrument and an agreement of said compliance by each transferee. Landlord may require as a condition of granting consent to a Restricted Transfer that Tenant shall pay' to Landlord all profits from such Restricted Transfer determined by deducting from the total consideration paid directly or indirectly to or for the benefit of Tenant or its designee for the transferred interest, the reasonable costs of the transfer incurred by Tenant and subtracting the remaining rent obligation of Tenant at such time under this Lease. For purposes of determining all profits from the transfer, substance shall control over form such that Landlord may ignore any attempt by Tenant to inflate the purchase price of any other assets transferred in an attempt to conceal the profit on the transfer of Tenant's interest in this Lease. Sums payable hereunder shall be paid to Landlord as and when paid by the transferee to Tenant.

SECTION 10. INSURANCE:
----------  ---------

     10.1  Waiver of Right of Recovery: Neither party, nor its officers,
           ---------------------------
directors, employees, agents or invitees, nor, in case of Tenant, its subtenants, shall be liable to the other party or to any insurance company (by way of subrogation or otherwise) insuring the other party for any loss or damage to any building, structure or other tangible property normally covered under an all risk policy of property insurance or under workers' compensation insurance even though such loss or damage might have been occasioned by the negligence of such party, its agents or employees, or for loss of business revenue or extra expense arising out of or related to the use of occupancy of the Premises. Each party, on obtaining the property damage insurance required by this Lease shall notify the insurance carrier of the foregoing waivers contained in this Lease and use all efforts to obtain an appropriate waiver of subrogation provision in the policies.

     10.2  Public Liability Insurance: Tenant, at its expense, shall maintain at
           --------------------------
all times during the Lease Term, public liability insurance in respect of the Premises and the conduct or operation of business therein, with Landlord, its asset manager and property manager, if any, and any Superior Lessor or Superior Mortgagee whose name and address shall previously have been furnished to Tenant, as additional insureds, with One Million and No/l00 Dollars ($1,000,000.00) minimum combined single limit coverage, or its equivalent. All such insurance shall insure the performance by Tenant of the indemnity agreement as to liability for injury to, illness of, or death of persons and damage to property set forth in Section 17. Tenant shall deliver to Landlord and any additional insured ACCORD Form 25-S certificates of insurance issued by the insurance company or its authorized agent, at least ten (10) days before the Commencement Date. Tenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Tenant shall deliver to Landlord and any additional insured such renewal certificate at least thirty
(30) days before the expiration of any existing policy.

     10.3  Landlord's Property Insurance: Landlord shall maintain property
           -----------------------------
insurance for the shell and core of the Building and Building-Standard Tenant Improvements within the Premises for the full replacement cost thereof, to the extent available at commercially reasonable rates on such terms and conditions, including insurance for loss of Rent, as Landlord reasonably deems appropriate, from time to time.

     10.4  Tenant's Property Insurance: Tenant shall maintain throughout the
           ---------------------------
Lease Term an all risk policy of property insurance for the full replacement cost of Tenant property and betterments in the Premises, including

Tenant Finish in excess of the Building-Standard Tenant Improvements in the Premises, to the extent available at commercially reasonable rates.

     10.5  Acceptable Insurance Companies: All insurance policies required to be
           ------------------------------
carried by Tenant hereunder shall be issued by responsible insurance companies authorized to issue insurance in the State of Colorado rated B VII or higher by Best's Insurance Rating Service.

     10.6  Increase in Coverage: Landlord may from time to time, but not more
           --------------------
frequently than once every three (3) years, require that the amount of public liability insurance to be maintained by Tenant under Section 10.2 be increased so that the amount thereof adequately protects Landlord's interest based on amounts of coverage required of comparable tenants in comparable buildings.

SECTION 11. RULES AND REGULATIONS:
----------  ---------------------

     Tenant shall faithfully observe and comply with the rules and regulations printed on or annexed to this Lease as EXHIBIT E and all reasonable modifications thereof and additions thereto from time to time established by Landlord by written notice to Tenant, except to the extent any of the same conflict with the terms and provisions of this Lease. Landlord shall not be responsible for the nonperformance by any other tenant or occupant of the Building of any said rules and regulations but Landlord shall use reasonable efforts to remedy any violation of the rules and regulations applicable to any other Building occupant upon Tenant's request.

SECTION 12.  ALTERATIONS:
-----------  ----------

     12.1  Requirements: Tenant shall not make or suffer to be made any
           ------------
alterations, additions, or improvements in, on, or to the Premises or any part thereof which would require a building permit without the prior written consent of Landlord, which shall not be unreasonably withheld, conditioned or delayed. In the event Landlord consents to the making of any such alterations, additions, or improvements by Tenant, the same shall be made by Tenant, at Tenant's sole cost and expense, in accordance with plans and specifications approved by Landlord, and any contractor or person selected by Tenant to make the same must first be approved in writing by Landlord. If Tenant elects to have any alterations, additions or improvements made by Landlord for Tenant's account, Tenant shall reimburse Landlord for the cost thereof within twenty (20) days after receipt of a statement, setting forth the actual cost of such alterations, additions or improvements. Tenant shall reimburse Landlord for Landlord's reasonable out-of-pocket costs (including reasonable fees of Landlord's architectural and engineering consultants) for review of such alterations, additions or improvements. After the expiration or sooner termination of the Lease Term and upon demand by Landlord, Tenant shall remove any or all alterations, additions, or improvements made by or for the account of Tenant, designated by Landlord to be removed, and Tenant shall repair and restore the Premises to their original condition, subject to ordinary wear and tear. Such removal, repair and restoration work shall be done promptly and with all due diligence at Tenant's sole cost and expense. The provisions of this Section 12 shall not apply to the initial Tenant Improvements described in EXHIBIT C to this Lease, or to any installation or removal of equipment in the Premises for third party clients in the course of Tenant's business (however, Section 13.1 and Section 13.2 shall remain applicable).

     12.2  Indemnification of Landlord: Tenant, at its expense, and with
           ---------------------------
diligence and dispatch, shall procure the cancellation or discharge of all notices of violation arising from or otherwise connected with alterations, or any other work, labor, services or materials done for or supplied to Tenant, or any other person claiming by, through or under Tenant, which shall be issued by any public authority having or asserting jurisdiction. Tenant shall defend, indemnify and save harmless Landlord and any Superior Lessor or Superior Mortgagee from and against any and all mechanic's and other liens and encumbrances filed in connection with alterations, or any other work, labor, services or materials done for or supplied to Tenant, or any person claiming by, through or under Tenant, including, without limitation, security interests in any materials, fixtures or articles so installed in and constituting part of the Premises and against all costs, expenses and liabilities incurred in connection with any such lien or encumbrance or any action or proceeding brought thereon. Tenant, at its expense, shall procure the satisfaction or discharge of record of all such liens and encumbrances within fifteen (15) days after the filing thereof. Nothing herein contained shall prevent Tenant from contesting, in good faith and at its own expense, any notice of violation, or lien provided Tenant posts for the protection of Landlord security reasonably acceptable to Landlord.

SECTION 13. LANDLORD'S AND TENANTS PROPERTY:
----------  -------------------------------

     13.1   Landlord's Property: All fixtures, carpeting, equipment,
            -------------------
improvements and appurtenances attached to or built into the Premises at the commencement of or during the Lease Term, whether or not by or at the expense of Tenant, shall be and remain a part of the Premises, shall be deemed the property of Landlord and shall not be removed by Tenant, except as provided in
Section 13.2; provided, that at Landlord's written request. Tenant shall, at its sole expense and upon termination of the Lease, remove those items designated by Landlord, including any or all fixtures, equipment, improvements, appurtenances and other personal property, which are not deemed herein the property of Landlord. Tenant's covenant to remove property designated by Landlord shall survive the termination of this Lease.

     13.2   Tenant's Property: All business and trade fixtures, machinery and
            -----------------
equipment, communications equipment and office equipment which are installed in the Premises by or for the account of Tenant, including all of Tenant's Improvements made pursuant to EXHIBIT C of this Lease, whether or not attached to the Building, and all furniture, furnishings (excluding window coverings), all other articles of movable personal property owned by Tenant and located in the Premises, all property of third-party customers of Tenant, whether or not attached to the Building, and any other items designated on the Addendum (herein collectively called "Tenant's Property") shall be and remain the property of Tenant (or such third-party customer of Tenant) and may be removed by Tenant at any time during the Lease Term and upon the expiration or sooner termination of this Lease; provided, that if any of Tenant's Property is removed, Tenant shall repair or pay the cost of repairing any damage to the Premises or to the Building resulting from the installation and/or removal thereof. In no event shall Landlord claim any interest in any property of any third-party customer of Tenant. Tenant shall remove all of Tenant's Property (excluding demising walls, carpeting and similar items) upon the expiration or sooner termination of this lease unless Landlord agrees otherwise.

     13.3   Abandonment: Any items of Tenant's Property may be deemed, at the
            -----------
option of Landlord, to have been abandoned if left in the Premises after the abandonment deadline, and in such case such items may be retained by Landlord, without accountability, in such manner as Landlord shall determine at Tenant's expense. The abandonment deadline means the earlier of the expiration of the Lease Term, or fifteen (15) days following an earlier termination date, or five
(5) business days following entry of an order of possession for restoration of the Premises to Landlord.

SECTION 14. SERVICES AND UTILITIES:
----------  ----------------------

     14.1   Building Maintenance: Landlord shall maintain the Building,
            --------------------
including public and common areas of the Building, such as the lobbies, stairs, elevators, corridors and rest rooms, the windows in the Building, the mechanical, plumbing and electrical equipment serving the Building, and the structure itself, in good order and condition, consistent at least with a Class B office building, except for damage occasioned by the act of Tenant, which damage shall be repaired by Landlord at Tenant's expense.


     14.2   Utilities: Subject to the provisions elsewhere herein contained and
            ---------
to the rules and regulations of the Building, Landlord agrees to furnish to the Premises (i) heat and air-conditioning required in Landlord's reasonable judgment for the comfortable use and occupation of the Premises, consistent with other office buildings in downtown Denver, during Normal Building Hours, as defined in the Rules and Regulations attached as EXHIBIT E, which hours may be adjusted by Landlord but shall be consistent with comparable downtown Denver office buildings and shall not be reduced, (ii) continuous water, ventilation and electricity service at least consistent with a Class B office building,
(iii) with respect to the portion of the Premises used for office purposes only, janitorial services after 6:00 P.M. on weekdays exclusive of legal holidays in the manner that such services are, in Landlord's reasonable judgment, customarily furnished in comparable office buildings in the immediate market area, and (iv) continuous elevator service which shall mean service by unattended automatic elevators. Landlord agrees to maintain backup electricity and HVAC systems currently present in the Building and to use its best efforts to operate such backup systems upon failure of the primary systems. Landlord shall provide additional heating or air-conditioning other than during Normal Business Hours at Tenant's request, and Tenant shall pay to Landlord a reasonable charge for such services at Landlord's cost therefor, as reasonably determined by Landlord. Tenant agrees to keep and cause to be kept closed all window coverings when necessary because of the sun's position, and Tenant also agrees at all times to cooperate fully with Landlord and to abide by all the regulations and requirements which Landlord may reasonably prescribe for the proper functioning and protection of the heating, ventilating, and air-conditioning system. Wherever heat-generating machines, excess lighting or equipment are used in the Premises which affect the temperature otherwise maintained by the air-conditioning system. Landlord reserves the right to install supplementary air-conditioning units in the Premises, and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord.

Any sums payable under Section 14 shall be considered Additional Rent and may be added to any installment of Base Rent thereafter becoming due, and Landlord shall have the same remedies for a default in payment of such sum as for a default in the payment of Base Rent.

     14.3 Excess Usage: If Tenant uses excessive amounts of non-metered
          ------------
utilities or services of any kind because of operation outside of Normal Building Hours, high demands from office machinery and equipment, nonstandard lighting, or any other cause. Landlord may impose a reasonable charge for supplying such extra utilities services, which charge shall be payable monthly by Tenant in conjunction with Rent payments. Landlord may install in the Premises a special meter to measure the amount of water, electric current or other resource consumed for any such other use. In case of dispute over any extra charge under this Section 14.3, Landlord shall designate a qualified independent engineer whose decision shall be conclusive on both parties. The party not prevailing in such dispute shall pay the cost of such engineer's determination. The foregoing provisions of this Section 14.3 do not apply to electricity usage or air conditioning, which shall be governed by the provisions of the Addendum. In no event shall Landlord be permitted to withhold utility services due to a disagreement over the appropriate charge under this Section
14.3 or any other provision of this Lease.

     14.4 Disclaimer: Landlord shall not be in default hereunder or be liable
          ----------
for any damages directly or indirectly resulting from, or by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of the foregoing utilities and services or the failure to furnish or delay in furnishing any such utilities or services when caused by acts of God or the elements, labor disturbances of any character, any other accidents or other conditions beyond the reasonable control of Landlord or (ii) the limitation, curtailment, rationing or restriction by any governmental entity on use of water or electricity, gas or any other form of energy or any other service or utility whatsoever serving the Premises or the Building to the extent not caused by the failure to pay any amount due to, or the violation of any agreement, rules, regulations of, the provider of such service or utility or the violation of Legal Requirements. Furthermore, Landlord shall be entitled to cooperate voluntarily in a reasonable manner with the efforts of national, state or local governmental agencies or utilities suppliers in reducing energy or other resource consumption. Rent shall be abated in accordance with the terms of
Section 18 due to the occurrence of any of the foregoing conditions which are covered by Landlord's insurance.

     14.5 Use of Common Areas and Facilities: All common facilities and areas
          ----------------------------------
furnished by Landlord in or near the Building, including parking areas, lighting facilities, pedestrian sidewalks and ramps, landscaped areas, exterior stairways, rest rooms and other areas and improvements provided by Landlord for the general use, in common, of tenants, their officers, agents, employees and customers shall at all times be subject to the exclusive control and management of Landlord. Without limiting the scope of such discretion, Landlord shall have the full right and authority to employ all personnel and to establish, modify and enforce reasonable rules and regulations necessary for the proper operation and maintenance of common areas and facilities. Landlord shall have the right to close all or any portion of the common areas or facilities to such extent as, in the opinion of Landlord's legal counsel, may be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person (other than Tenant) or the public therein; and to do and perform such other acts in and to said areas and improvements as Landlord shall reasonably determine to be advisable. All common areas and facilities not within the Premises; which Tenant may be permitted to use and occupy, are to be used and occupied under a revocable license, and if the amount of such areas be diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of Rent, nor shall such diminution of such areas be deemed constructive or actual eviction. The provisions of this Section 14.5 shall not be construed to limit any rights to common areas which are specifically granted to Tenant in the Addendum or elsewhere in this Lease.

     14.6 Parking Facilities: There shall be no parking provided for Tenant,
          ------------------
either for its own use or for the use of its invitees, unless specifically set forth in any Addendum to this Lease.

     14.7 Signage: Landlord shall initially provide Tenant, at no additional
          -------
charge, Building standard signage, which shall include, without limitation, signage in the lobby and at the third floor elevators. Any change in Building standard signage requested by Tenant, due to a name change or otherwise, shall be made by Landlord at Tenant's expense.

     14.8 Mailbox: When available for the Building, Landlord shall furnish to
          -------
Tenant, for Tenant's exclusive use during the Lease Term, without additional charge, a locked mailbox in the Building.

SECTION 15. ACCESS AND NAME:
----------- ---------------

     Subject to the provisions of the Addendum regarding the security of Tenant's equipment room. Landlord reserves, and shall at all times have, the right to re-enter the Premises upon reasonable notice to Tenant (except in an emergency) to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant, to show the Premises to prospective purchasers and mortgagees and during the last six (6) months of the Lease Term, prospective tenants, to post notices of nonresponsibility, and to alter, improve or repair the Premises and any portion of the Building of which the Premises are a part, without abatement of Rent. For such purpose, Landlord may erect, use and maintain scaffolding, pipes, conduits and other necessary structures in and through the Premises where reasonably required by the character of the work to be performed, provided that entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises and any other loss occasioned by Landlord's conduct pursuant to this Section. For each of the purposes stated in this Section, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes or special security areas (designated at any time by Tenant in writing to Landlord). Landlord shall have the right to use any and all means which Landlord may deem reasonably necessary or proper to open all doors in an emergency, in order to obtain entry to any portion of the Premises, and any entry to any portion of the Premises obtained by Landlord by any such means, or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from all or part of the Premises. Landlord shall also have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant, to change the arrangement and/or location of entrances, lobbies, parking facilities, passageways, doors and doorways, corridors, elevators, stairs, toilets or other public parts of the Building and to change the name, number or designation by which the Building is commonly known.

SECTION 16. NOTICE OF OCCURRENCES:
----------- ---------------------

     Tenant shall, to the extent Tenant becomes aware of the same, give prompt notice to Landlord of: (i) any occurrence in or about the Premises for which Landlord might be liable; (ii) any fire or other casualty in the Premises; (iii) any damage to or defect in the Premises including the fixtures, equipment and appurtenances thereof for the repair of which Landlord might be responsible; and
(iv) damage to or defect in any part or appurtenances of the Building's sanitary, electrical, heating, ventilating, air-conditioning, elevator or other systems located in or passing through the Premises or any part thereof.

SECTION 17.  NONLIABILITY AND INDEMNIFICATION:
-----------  ---------------------------------

     17.1 Waiver: Landlord shall not be liable for any loss or damage to person
          ------
or property sustained by Tenant, or other persons, which may be caused by theft, or by any act or neglect of any tenant of the Building or by any other person in or about the Building. Neither Landlord nor any partner, director, officer, agent, servant or employee of Landlord shall be liable to Tenant for any loss, injury or damage to Tenant or to any other person, or to its or their property, irrespective of the cause of such injury, damage or loss except to the extent caused by or resulting from the intentional torts of Landlord, it being the intent of the parties that Tenant look to its own insurance policy for coverage of any such item resulting from an accident even if caused by the negligence of Landlord. Further, neither Landlord nor any partner, director, officer, agent, servant or employee of Landlord shall be liable: (i) for any such damage caused by other tenants or persons in, upon or about the Building, or caused by operations in construction of any private, public or quasi-public work: or (ii) in any event for consequential damages, including lost profits, of Tenant or any person claiming through or under Tenant.

     17.2 Indemnification: Tenant shall indemnify and hold harmless Landlord and
          ---------------
all Superior Lessors and/or Superior Mortgagees and its and their respective partners, directors, officers, agents and employees from and against any and all third party claims for bodily injury and/or property damage arising from or in connection with any accident, injury or damage whatever (even if caused by Landlord's negligence or breach of this Lease) occurring in, at or upon the Premises; together with all costs, expenses and liabilities incurred or in connection with each such claim or action or proceeding brought thereon, including, without limitation, all attorneys' fees and expenses at trial and upon appeal. Landlord shall indemnify and hold harmless Tenant and its directors, officers, agents and employees from and against any and all third party claims for bodily injury and/or property damage arising from or in connection with any accident, injury or damage whatever (even if caused by Tenant's negligence or breach of this Lease) occurring in, at or upon the common areas of the Land and the Building; together with all costs, expenses and liabilities incurred or in connection with each such claim or action or proceeding brought thereon, including, without limitation, all attorneys' fees and expenses at trial and upon appeal. The foregoing indemnity obligations of the parties shall be limited to the amount of liability insurance coverage required of Tenant under Section 10 of this Lease.

     17.3 Duty to Defend: In case any action or proceeding is brought against
          --------------
Landlord and/or any Superior Lessor and/or Superior Mortgagee and/or its or their partners, directors, officers, agents and/or employees and such claim is a claim from which Tenant is obligated to indemnify Landlord pursuant to Section
17.2. Tenant, upon notice from Landlord or such Superior Lessor or Superior Mortgagee, shall resist and defend such action or proceeding (by counsel reasonably satisfactory to Landlord). In case any action or proceeding is brought against Tenant and/or its directors, officers, agents and/or employees and such claim is a claim from which Landlord is obligated to indemnify Tenant pursuant to Section 17.2. Landlord, upon notice from Tenant, shall resist and defend such action or proceeding (by counsel reasonably satisfactory to Tenant).

     17.4 Survival. The obligations of Landlord and Tenant under this Section 17
          --------
shall survive the expiration or sooner termination of the Lease Term.

SECTION 18. DAMAGE OR DESTRUCTION:
----------- ---------------------

     18.1 Casualty: If the Premises or the Building are damaged by fire or other
          --------
casualty, Landlord shall forthwith repair the same unless this Lease is terminated as permitted herein. If the Building or the Premises is damaged by fire or other casualty so that the Premises are rendered unsuitable for the conduct of Tenant's business, then Tenant shall have the right to terminate this Lease, upon written notice to Landlord, if such damage cannot be or is not repaired within sixty (60) days after the damage occurs. Within twenty (20) days from the date of any damage, Landlord shall notify Tenant if the Building is damaged in excess of twenty-five percent (25%) of the Building's precasualty value, as reasonably determined by Landlord (damage in excess of such amount being referred to as "Major Damage" and damage equal to or less than such amount being referred to as "Minor Damage"). If Major Damage occurs, Landlord may elect to terminate the Lease. If Minor Damage occurs then Landlord shall repair such damage and rebuild that portion of the Building or the Premises damaged, but not including Tenant Finish in excess of Building-Standard Tenant Finish (which Tenant shall be obligated to repair at its own expense) or any of Tenant's Property. In the event of Major Damage. if Landlord gives its written notice to Tenant electing to rebuild or in the event of Minor Damage, this Lease shall remain in full force and effect provided the repairs are completed within one hundred eighty (180) days after the date the damage occurred, except the Rent shall be reasonably abated during the period of repair based on that portion of the Premises not reasonably usable by Tenant. If in the event of Major Damage, Landlord elects by written notice to Tenant not to rebuild, then this Lease shall automatically terminate as of the effective date of such notice, the Rent shall be reduced by a proportionate amount based upon the extent to which said damage interfered with the business carried on by Tenant in the Premises, and Tenant shall pay such reduced Rent up to the date of termination. Landlord agrees to refund to Tenant any Rent previously paid for any period of time subsequent to such date of termination. Landlord shall not be required to repair any damage by fire or other cause to Tenant's Property, including without limitation, all Tenant Finish in excess of Building-Standard Tenant Finish.

     18.2 Condemnation: If more than twenty-five percent (25%) of the Land
          ------------
and/or Building shall be taken or appropriated under the power of eminent domain or conveyed in lieu thereof, Landlord shall have the right to terminate this Lease. If any taking renders the Premises unsuitable for the conduct of Tenant's business then Tenant shall have the right to terminate this Lease, upon written notice to Landlord. If this Lease is terminated, Landlord shall receive (and Tenant shall assign to Landlord upon demand from Landlord) any and all income, rent, award or any interest thereon which may be paid or owed in connection with the exercise of such power of eminent domain or conveyance in lieu thereof, and Tenant shall have no claim against the agency exercising such power or receiving such conveyance, for any part of such sum paid by virtue of such proceedings, whether or not attributable to the value of the unexpired Lease Term except for the unamortized value of Tenant Improvements paid for by Tenant and Tenant's Property and relocation benefits, if any. If a part of the Land and/or Building shall be so taken or appropriated or conveyed and Landlord and Tenant each shall elect not to terminate this Lease, Landlord shall nonetheless receive (and Tenant shall assign to Landlord upon demand from Landlord) any and all income, rent, award or any interest thereon paid or owed in connection with such taking, appropriation or conveyance except for the unamortized value of Tenant Improvements paid for by Tenant and Tenant's Property and relocation benefits, if any: and if the Premises or other Tenant Improvements have been damaged as a consequence of such partial taking or appropriation or conveyance, Landlord shall restore the Premises and such other Tenant Improvements and this Lease shall remain in full force and effect except that Tenant shall be entitled to an appropriate reduction in Rent while such restoration is being made by Landlord. Such proportionate reduction shall be based upon the extent to which the restoration being made by Landlord shall interfere with the business carried on by Tenant in the Premises. Landlord shall not be required to repair or restore any injury or damage to the property of Tenant.

SECTION 19. SURRENDER AND HOLDING OVER:
----------- --------------------------

     19.1 General: On the last day of the Lease Term, or upon re-entry by
          -------
Landlord upon the Premises, Tenant shall quit and surrender the Premises to Landlord "broom-clean" and in good order, condition and repair, except for ordinary wear and tear in accordance with the provisions of Section 13 of this Lease.

     19.2 Surrender: No agreement relating to the surrender of the Premises by
          ---------
Tenant shall be valid unless in writing and signed by Landlord.

     19.3 Holding Over with Consent/Tenancy Month-to-Month: If after the
          ------------------------------------------------
termination or expiration of this Lease, Tenant remains in possession of the Premises without a written agreement as to such holding-over and continues to pay Rent and Landlord accepts such Rent, such possession is a tenancy from month-to-month, subject to all provisions hereof but at a monthly rent equivalent to 150% of the monthly Rent paid by Tenant immediately prior to such expiration or termination. Rent shall continue to be payable in advance on the first day of each calendar month. Such tenancy may be terminated by either party upon 10 days' notice prior to the end of any monthly period. Nothing contained herein obligates Landlord to accept Rent tendered after the expiration of the Lease Term or relieves Tenant from its liability for failure to immediately quit and surrender the Premises at the expiration or other termination of this Lease.

     19.4 Holding Over Without Consent: If Tenant shall retain possession of the
          ----------------------------
Premises or any part thereof without Landlord's consent following the expiration or sooner termination of this Lease for any reason, then Tenant shall pay to Landlord for each day of such retention 150% of the amount of the daily Rent for the last period prior to the date of such expiration or termination, subject to adjustment as provided in Section 4. Tenant shall also indemnify and hold Landlord harmless from any loss or liability resulting from delay by Tenant in surrendering the Premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. Alternatively, if Landlord gives notice to Tenant of Landlord's election thereof, such holding over shall constitute renewal of this Lease for a period from month to month. Acceptance of Rent by Landlord following expiration or termination shall not constitute a renewal of this Lease, and nothing contained in this Section shall waive Landlord's right of re-entry or any other right. Unless Landlord exercises the option hereby given to it. Tenant shall be only a Tenant at sufferance, whether or not Landlord accepts any Rent from Tenant while Tenant is holding over without Landlord's written consent.

SECTION 20. EVENTS OF DEFAULT:
----------- -----------------

     20.1 Events of Default: The occurrence of any one or more of the
          -----------------
following events of default shall constitute a breach of this Lease by Tenant:

          20.1.1 If Tenant shall default in the payment of the Security Deposit, Base Rent or Additional Rent, and such default shall continue for five (5) days after Tenant shall have received from Landlord a notice specifying the same; however, Tenant is not entitled to more than two notices of delinquent payments during any calendar year, and if thereafter during such calendar year any Rent is not paid when due, an event of default shall automatically occur; or

          20.1.2 If Tenant shall, whether by action or inaction, be in default of any of its obligations under this Lease (other than a default in the payment of Base Rent or Additional Rent) and such default shall continue and not be remedied within fifteen (15) days after Landlord shall have given to Tenant a notice specifying the same, or, in the case of a default which cannot with due diligence be cured within such time period and the continuance of which for the period required for cure will not subject Landlord or any Superior Lessor to prosecution for a crime or termination of any Superior Lease or foreclosure of any Superior Mortgage, if Tenant shall not, (i) within such time period advise Landlord of Tenant's intention to take all steps necessary to remedy such default: (ii) duly commence within such time period, and thereafter diligently prosecute to completion all steps necessary to remedy the default; and (iii) complete such remedy within a reasonable time after the date of said notice of Landlord; or

          20.1.3 If any event shall occur or any contingency shall arise whereby this Lease or the estate hereby granted or the unexpired balance of the term hereof would, by operation of law or otherwise, devolve upon or pass to any person, firm or corporation other than Tenant, except as expressly permitted by
Section 9; or

          20.1.4 If Tenant shall vacate or abandon the Premises, provided that Tenant's failure to use the office portion of the Premises shall not be deemed vacation or abandonment so long as Tenant continues to use the equipment room; or

          20.1.5 If Tenant or any guarantor of Tenant's obligations shall make a general assignment for the benefit of creditors, or shall be unable to pay its debts as they become due, or shall file a petition in bankruptcy, or shall be adjudicated as bankrupt or insolvent, or shall file a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting or shall fail timely to contest the material allegations of a petition filed against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or any material part of its properties: or

          20.1.6 If within ninety (90) days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed or if, within ninety (90) days after the appointment without the consent or acquiescence of Tenant of any trustee, receiver or liquidator of Tenant or of any material part of its properties, such appointment shall not have been vacated; or

          20.1.7 If this Lease or any estate of Tenant hereunder shall be levied upon under any attachment or execution and such attachment or execution is not vacated within thirty (30) days; or

          20.1.8 Tenant fails to take possession of the Premises on the Commencement Date.

SECTION 21. REMEDIES UPON DEFAULT:
----------- ---------------------

     21.1 Remedies: Upon the occurrence of an event of default constituting
          --------
a breach of this Lease under Section 20. Landlord may exercise any one or more of the remedies set forth in this Section 21 or in Section 24, or any other remedy available under applicable law or contained in this Lease.

          21.1.1 Landlord or Landlord's agents and employees may immediately or at any time thereafter re-enter the Premises, or any part thereof, either by summary eviction proceedings or by any suitable action or proceeding at law, or by force or otherwise, without being liable to indictment, prosecution or damages therefor, and may repossess the same, and may remove any person therefrom, to the end that Landlord may have, hold and enjoy the Premises.

          21.1.2 Should Landlord re-enter and take possession pursuant to legal proceedings or any notice provided by applicable law, Landlord may, from time to time, without terminating this Lease, elect to relet the whole or any part of the Premises from time to time, either in the name of Landlord or otherwise, to such tenants, for such terms ending before, on or after the expiration date of the Lease Term, at such rentals and upon such other conditions (including concessions, tenant improvements, and free rent periods) as Landlord may determine to be appropriate. Landlord at its option may make such physical changes to the Premises as Landlord considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting Tenant's liability. If there is other unleased space in the Building, Landlord may lease such other space without prejudice to its remedies against Tenant. Landlord shall not in any way be responsible or liable for failure to relet the Premises or any part thereof or for any failure to collect any rent due upon such reletting. No such re-entry or repossession or notice from Landlord shall be construed as an election by Landlord to terminate this Lease unless specific notice of such intention is given Tenant. Landlord reserves the right following any re-entry and/or reletting to exercise its right to terminate this Lease by giving Tenant notice, in which event this Lease will terminate as specified in the notice.

          21.1.3 If Landlord takes possession of the Premises without terminating this Lease. Tenant shall pay Landlord (i) the Rent which would be payable if repossession had not occurred, less (ii) the net proceeds, if any, of any reletting of the Premises after deducting all of Landlord's expenses incurred in connection with such reletting, including all repossession costs, brokerage commissions, attorneys' fees, expenses of employees, alteration, and repair costs (collectively "Reletting Expenses"). If in connection with any reletting, the new lease term extends beyond the Lease Term or the premises covered thereby include other premises not part of the Premises, a fair apportionment of the rent received from such reletting and the Reletting Expenses, will be made in determining the net proceeds received from the reletting. In determining such net proceeds, rent concessions will also be apportioned over the term of the new lease. Tenant shall pay such amounts to Landlord monthly on the days on which the Rent would have been payable if possession had not been retaken, and Landlord is entitled to receive the same from Tenant on each such day: or

          21.1.4 Give Tenant notice of termination of this Lease on the date specified and, on such date, Tenant's right to possession of the Premises shall cease and the Lease will terminate except as to Tenant's liability as hereafter provided as if the expiration of the term fixed in such notice were the end of the Lease Term. If this Lease terminates pursuant to this Section 21.4. Tenant remains liable to Landlord for damages in an amount equal to the Rent which would have been owing by Tenant for the balance of the Lease Term had this Lease not terminated, less the net proceeds, if any, of reletting of the Premises by Landlord subsequent to termination after deducting Reletting Expenses. Landlord may collect such damages from Tenant monthly on the days on which the Rent would have been payable if this Lease had not terminated and Landlord shall be entitled to receive the same from Tenant on each such day. Alternatively, if this Lease is terminated, Landlord at its option may recover forthwith against Tenant as damages for loss of the bargain and not as a penalty an amount equal to the worth at the time of termination of the excess, if any, of the Rent reserved in this Lease for the balance of the Lease Term over the then Reasonable Rental Value of the Premises for the same period plus all Reletting Expenses. "Reasonable Rental Value" is the amount of rent Landlord can obtain for the remaining balance of the Lease Term.

          21.1.5 Whether or not Landlord retakes possession or relets the Premises, Landlord shall have the right to recover unpaid rent and all damages caused by the default as well as all costs and expenses incurred in connection with the enforcement of this Lease, including reasonable attorney fees and court costs. Damages shall include, without limitation: (i) all rentals lost; (ii) all legal expenses and other related costs incurred by Landlord following Tenant's default; (iii) all costs incurred by Landlord in restoring the Premises to good order and condition, or in remodeling, renovating or otherwise preparing the Premises for reletting: and (iv) all costs incurred by Landlord in reletting the Premises, including, without limitation, any brokerage commissions and the value of Landlord's time.

          21.1.6 To the extent permitted under Colorado law, Landlord may sue periodically for damages as they accrue without barring a later action for further damages. Landlord may in one action recover accrued damages plus damages attributable to the remaining Lease Term equal to the difference between the rent reserved in this Lease (including an estimated amount of Additional Rent as determined by Landlord) for the balance of the Lease Term after the time of award, and the fair rental value of the Premises for the same period, discounted to the time of award at the rate of nine percent (9%) per annum. If Landlord has relet the Premises for the period which otherwise would have constituted the unexpired portion of the Lease Term or any part, the amount of rent reserved upon such reletting shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of the Premises so relet during the term of the reletting.

          21.1.7 To seize and dispose of Tenant's Property (as that term is defined in Section 13.2) in any manner permitted by law.

     21.2 Cumulative Remedies: The remedies provided for in this Lease are
          -------------------
cumulative and are not intended to be exclusive of any other remedies to which Landlord may lawfully be entitled at any time, and Landlord may invoke any remedy allowed at law or in equity, including an action for specific performance, as if specific remedies were not provided for herein. In the event of a breach or threatened breach by Tenant of any of its obligations under this Lease, Landlord shall also have the right to obtain an injunction and any other appropriate equitable relief.

     21.3 Termination: Even though Tenant has breached this Lease, the
          -----------
Lease shall continue in effect for so long as Landlord does not terminate Tenant's possession of the Premises or Tenant does not abandon the Premises. Even after Tenant is no longer in possession of the Premises following a breach by Tenant, Tenant shall have continuing contractual liability under the Lease, and Landlord may enforce its rights and remedies under this Lease in the event of a breach, including the right to recover its damages for loss of Rent for the remainder of the Lease Term after Tenant is dispossessed of the Premises. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's contractual liability under the Lease unless written release of liability is given by Landlord to Tenant.

     21.4 Interest on Damages: In addition to any other remedies Landlord
          -------------------
may have under this Lease, and without reducing or adversely affecting any of Landlord's rights and remedies under this Section 21, if any Base Rent. Additional Rent or damages payable hereunder by Tenant to Landlord are not paid within five (5) days after demand therefor, the same shall bear interest at the Prime Plus Two Rate or the maximum rate permitted by law, whichever is less, calculated monthly from the due date thereof until paid, and the amount of such interest shall be included as Additional Rent.

     21.5 Waiver of Jury Trial: Tenant and Landlord waive any right to a
          --------------------
trial by jury and suits arising out of or concerning the provisions of this Lease.

SECTION 22. SERVICES IN THE EVENT OF DEFAULT:
----------- ---------------------------------

     Landlord acknowledges that Tenant's business involves the furnishing of uninterruptible telecommunications facilities and services to third parties. In no event shall Landlord have the right to suspend or terminate HVAC or electricity services by reason of an event of default or otherwise exercise self-help remedies that would interfere with the conduct of Tenant's business. Nothing in the preceding sentence shall diminish Tenant's obligation to surrender, or Landlord's right pursuant to Colorado's forcible entry and detainer statute to recover possession of, the Premises upon Tenant's default under this Lease, or to exercise the other remedies provided in this Lease.

SECTION 23. NO WAIVERS OF PERFORMANCE:
----------- --------------------------

     The failure of either party to insist in any one or more instances upon the strict performance of any one or more of the obligations of this Lease, or to exercise any election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations or any other obligations of this Lease or of the right to exercise such election, but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. The receipt by Landlord of Rent with knowledge of a breach by Tenant of any obligation of this Lease shall not be deemed a waiver of such breach.

SECTION 24. CURING TENANTS DEFAULTS:
----------- ------------------------

     All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of Rent except as expressly provided otherwise herein. If Tenant shall fail to pay any sum of money, other than Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for the periods referred to in Section 20 hereof after notice thereof by Landlord, Landlord may make any such payment or perform any such act on Tenant's part to be made or performed as in this Lease provided but shall not be obligated so to do. Any such payment or performance shall not be a waiver or release of Tenant's obligations. All sums so paid by Landlord and all necessary incidental costs together with interest thereon at the rate specified in Section 21.4 from the date of such payment by Landlord shall be payable as Additional Rent to Landlord on demand, and Tenant covenants to pay any such sums, and Landlord shall have, in addition to any other right or remedy of Landlord, the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of the Rent.

SECTION 25. BROKER:
----------- -------

     Tenant covenants, warrants and represents that no broker except as provided in the Basic Lease Information (the "Broker") was instrumental in bringing about or consummating this Lease and that Tenant had no conversations or negotiations with any broker except the Broker concerning the leasing of the Premises. Tenant agrees to indemnify and hold harmless Landlord against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, attorney fees and expenses, arising out of any conversations or negotiations had by Tenant with any broker other than the Broker. Landlord shall pay any brokerage commissions due the Broker as per a separate agreement between Landlord and the Broker.

SECTION 26. NOTICES:
----------- --------

     Any notice, statement, demand, consent, approval or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this Lease or pursuant to any Legal Requirement, shall be in writing (whether or not so stated elsewhere in this Lease). Notices shall be deemed to have been properly given, rendered or made: if delivered in person to Landlord or Tenant and receipt is acknowledged: or, if sent postage prepaid by registered or certified mail, return receipt requested. effective forty-eight
(48) hours after posted in a United States post office station or letter box in the continental United States, addressed to the other party at the address designated by the party (except that after the Commencement Date, Tenant's address. unless Tenant shall give notice to the contrary, shall be the Premises). Either party may, by notice as aforesaid, designate a different address or addresses for notices, statements, demands, consents, approvals or other communications intended for it.

SECTION 27. ESTOPPEL CERTIFICATES:
----------- ---------------------

     Each party agrees, at any time and from time to time, as requested by the other party with not less than ten (l0) days' prior notice to execute and deliver to the other a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and stating the modifications), certifying the dates to which the Base Rent and Additional Rent have been paid. stating whether or not, to the best knowledge of the signer, the other party is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default of which the signer shall have knowledge, and stating whether or not, to the best knowledge of the signer, any event has occurred which with the giving of notice or passage of time, or both, would constitute such a default, and, if so, specifying each such event, it being intended that any such statement delivered pursuant hereto shall be deemed a representation and warranty to be relied upon by the party requesting the certificate and by others with whom such party may be dealing, regardless of independent investigation. If either party fails to respond within fifteen (15) days of receipt by the party of a written request for such a statement, the party shall be deemed to have given such statement and shall be deemed to have admitted the accuracy of any information contained in the request for such statement and that the Lease is unmodified and in full force and effect, that there are no uncured defaults in the other party's performance, and that not more than one (1) month's Rent has been paid in advance.

SECTION 28. MEMORANDUM OF LEASE:
----------- -------------------

     Tenant shall not record this Lease. Upon ten (10) days' prior written notice from Landlord. Tenant shall execute, acknowledge and deliver to Landlord a memorandum of lease in respect of this Lease sufficient for recording. Such memorandum shall not be deemed to change or otherwise affect any of the obligations or provisions of this Lease.

SECTION 29. RELOCATION OF PREMISES:
----------- ----------------------

     In the event Landlord requires the Premises for use in conjunction with another suite or other reasons connected with the Building leasing program. Landlord shall have the right, after first giving sixty (60) days' written notice to Tenant to move Tenant to another space of similar size within the Building or within another building within the Project (as such term is defined below in this Section). Tenant's failure to cooperate in such a relocation shall constitute a material breach of this Lease giving Landlord the right to terminate Tenant's possession of the Premises pursuant to Section 21, and to recover the amounts stated in Section 19.4 for holding over without Landlord's consent. Such move shall be at the sole cost and expense of Landlord, including but not limited to all costs and expenses related to improving the space with leasehold improvements equal to those then in the Premises, moving the furniture, office equipment and other contents of the Premises to the new space, reinstating telecommunications equipment, printing of new stationery, business cards and other printed matter bearing the address of Tenant and such other expenses as Tenant may incur, it being the intention of the parties that Tenant incur no cost or expense or decrease in services as a result of the move. After such move, all terms and conditions of this Lease shall remain in full force and effect, save and excepting that the Premises shall be the new space. The term "Project" as used in this Section shall mean the larger multi-building development, if any, of which the Building is a part. Tenant acknowledges that the new premises may be located in a building within the Project owned by Landlord or one of Landlord's affiliates.

SECTION 30. ADJUSTMENT OF COMMENCEMENT AND EXPIRATION DATES:
----------- -----------------------------------------------

     30.1 Commencement Date: The Lease Term shall commence on a date (herein the
          -----------------
"Commencement Date") which shall be the date specified in the Basic Lease Information.

     30.2 Tenant Obligations: [Intentionally Deleted]
          ------------------

     30.3 Tenant Termination Rights: In the event the Premises are not ready for
          -------------------------
Tenant's occupancy by June 1, 1998 and Landlord is responsible for such delay by failing to fulfill its obligations under this Lease, then Tenant may terminate this Lease by written notice to Landlord. If such termination occurs, this Lease shall be deemed null and void and all rights and obligations of the parties shall terminate and the parties shall be relieved from all further obligations hereunder (including all obligations of any officers or directors of Tenant pursuant to any leasehold guarantees). Termination under this Section 30.3 shall be Tenant's sole remedy and Tenant shall have no other rights or claims hereunder at law or in equity except that Landlord shall return to Tenant promptly after any termination any Rent or other amounts deposited previously with Landlord.

     30.4 Expiration Date: The Lease Term shall expire on the Expiration Date
          ---------------
specified in the Basic Lease Information.

     30.5 Early Occupancy: If Landlord has given Tenant permission to enter into
          ---------------
the possession of the Premises prior to the Commencement Date, such possession or occupancy shall be deemed to be upon all the terms, covenants, conditions and provisions of this Lease, except the payment of Base Rent and the Additional Rent.

SECTION 31. MISCELLANEOUS:
----------- -------------

     31.1 Merger: All understandings and agreements heretofore had between the
          ------
parties are merged into and superseded by this Lease, including, without limitation, the Indemnity Agreement executed by Tenant. This Lease alone fully and completely expresses the agreement of the parties and is entered into after full investigation, neither party relying upon any statement or representation not embodied in this Lease.

     31.2 Modifications: No agreement shall be effective to change, modify,
          -------------
waive, release, discharge, terminate or effect an abandonment of this Lease, in whole or in part, unless such agreement is in writing, refers expressly to this Lease and is signed by the party against whom enforcement is sought. If Tenant shall at any time, in writing, request Landlord to sublet the Premises for Tenant's account. Landlord or its agent is authorized to receive the keys for such purposes without releasing Tenant from any of its obligations under this Lease, and Tenant hereby releases Landlord of any liability for loss or damage to any of Tenant's Property in connection with such subletting.

     31.3 Successors and Assigns: Except as otherwise expressly provided in
          ----------------------
this Lease, the obligations of this Lease shall bind and benefit the successors and assigns of the parties hereto with the same effect as if mentioned in each instance where a party is named or referred to; provided, however, that: (i) no violation of the provisions of Section 9 shall operate to vest any rights in any successor or assignee of Tenant: and (ii) the provisions of this Section shall not be construed as modifying the provisions of Sections 9 or 20.

     31.4 Nonrecourse Lease: Tenant shall look only to Landlord's estate and
          -----------------
property in the Land and the Building (or the proceeds thereof) for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of Landlord or its partners or principals, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the Premises.

     31.5 Force Majeure: The obligations of Tenant hereunder shall be in no way
          -------------
affected, impaired or excused, nor shall Landlord have any liability whatsoever to Tenant, because:

          31.5.1 Landlord is unable to fulfill, or is delayed in fulfilling, any of its obligations under this Lease by reason of strike, other labor trouble, governmental pre-emption of priorities or other controls in connection with a national or other public emergency or shortages of fuel, supplies or labor resulting therefrom, or any other cause, whether similar or dissimilar, beyond Landlord's reasonable control: or

          31.5.2 of any failure or defect in the supply, quantity or character of electricity, water or other utilities furnished to the Premises, by reason of any requirement, act or omission of the public utility or others serving the Building with electric energy, steam, oil, gas or water, or for any other reason whether similar or dissimilar, beyond Landlord's reasonable control.

     31.6 Definitions: For the purpose of this Lease, the following terms have
          -----------
the meanings indicated:

          31.6.1 The term "mortgage" shall include a mortgage and/or deed of trust, and the term "holder of a mortgage" or "mortgagee" or words of similar import shall include a mortgagee of a mortgage or a beneficiary of a deed of trust.

          31.6.2 The term "Legal Requirements" shall mean laws and ordinances of any or all of the federal, state, city, town, county, borough and village governments and rules, regulations, orders and directives of any and all departments, subdivisions, bureaus, agencies or offices thereof, and of any other governmental, public or quasi-public authorities having jurisdiction over the Building and/or the Premises, and the direction of any public officer pursuant to law, except as otherwise expressly limited, whether now or hereafter in force.

          31.6.3 The term "requirements of insurance bodies" and words of similar import shall mean rules, regulations, orders and other requirements of the Colorado Surveying and Rating Bureau and/or any other similar body performing the same or similar functions and having jurisdiction or cognizance over the Building and/or the Premises, whether now or hereafter in force.

          31.6.4 The term "Tenant" shall mean the Tenant herein named or any assignee or other successor in interest (immediate or remote) of the Tenant herein named, which at the time in question is the owner of the Tenant's estate and interest granted by this Lease; but the foregoing provisions of this subsection shall not be construed to permit any assignment of this Lease or to relieve the Tenant herein named or any assignee or other successor in interest (whether immediate or remote) of the Tenant herein named from the full and prompt payment, performance and observance of the covenants, obligations and conditions to be paid, performed and observed by Tenant under this Lease.

          31.6.5 The term "Land" shall mean the real property lot or parcel upon which the Building is located, including, without limitation, parking areas, landscaped areas, walkways, driveways, sidewalks and curbs.

          31.6.6 The term "Landlord" shall mean only the owner at the time in question of the Land and the Building or of a lease of the Land and the Building, so that in the event of any transfer or transfers of title to the Land and the Building or of Landlord's interest in a lease of the Land and the Building, the transferror shall be and hereby is relieved and freed of all obligations of Landlord under this Lease accruing after such transfer, and it shall be deemed without further agreement that such transferee has assumed and agreed to perform and observe all obligations of Landlord herein during the period it is the holder of Landlord's interest under this Lease.

          31.6.7 The term "herein," "hereof" and "hereunder," and words of similar import, shall be construed to refer to this Lease as a whole, and not to any particular Section, unless expressly so stated.

          31.6.8 The term "and/or" when applied to two or more matters or things shall be construed to apply to any one or more or all thereof as the circumstances warrant at the time in question.

          31.6.9 The term "person" shall mean natural person or persons, a partnership, a corporation and any other form of business or legal association or entity.

     31.7 Effect of Expiration: Upon the expiration or other termination of this
          --------------------
Lease, neither party shall have any further obligation or liability to the other except as otherwise expressly provided in this Lease and except for such obligations as by their nature or under the circumstances can only be, or by the provisions of this Lease, may be, performed after such expiration or other termination; and, in any event, unless otherwise expressly provided in this Lease, any liability for a payment or a reimbursement (including, without limitation. Additional Rent, herein) which shall have accrued to or with respect to any period ending at the time of expiration or other termination of this Lease shall survive the expiration or other termination of this Lease.

     31.8 Modifications for Superior Mortgagee: If any Superior Mortgagee shall
          ------------------------------------
require any modification(s) of this Lease, Tenant upon ten (10) days' prior written notice of Landlord's request, shall execute and deliver to Landlord such instruments effecting such modification(s) as Landlord shall require, provided that such modification(s) do not adversely affect in any material respect any of Tenant's rights under this Lease.

     31.9 Excavation: [Intentionally Deleted]
          ----------

     31.10 Union Contracts: Tenant agrees that the exercise of its construction
           ---------------
rights pursuant to the provision of Section 12 or of any other provisions of this Lease or the Exhibits hereto shall not be done in a manner which would violate Landlord's union contracts affecting the Land and/or Building with respect to construction workers, nor create any lawful work stoppage, picketing, labor disruption or dispute or any interference with the business of Landlord or any tenant or occupant of the Building with respect to such construction. Landlord warrants and represents that it is not now subject to, and covenants that it shall not enter into. any agreement that would require Tenant, without Tenant's prior written consent, to use contractors for telecommunications services subject to a collective bargaining agreement or who are members of a union.

     31.11 Prorations: Any apportionments or prorations of Base Rent or
           ----------
Additional Rent to be made under this Lease shall be computed on the basis of a three hundred sixty (360) day year, with twelve (12) months of thirty (30) days each.

     31.12 Governing Law: Construction: Regardless of the place of execution or
           ---------------------------
performance, this Lease shall be governed by and construed in accordance with the laws of the State of Colorado. If any provision of this Lease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Lease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law. The table of contents, captions, heading and titles in this Lease are solely for convenience or reference and shall not affect its interpretation. Each covenant. agreement, obligation or other provision of this Lease on Tenant's part to be performed, shall be deemed and construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. Time is of the essence of this Lease and all of its provisions.

     31.13 Light Air and View: Any diminution or shutting off of light, air or
           ------------------
view by any structure which may be erected on lands adjacent to or near the Building shall in no way affect this Lease or impose any liability on Landlord.

     31.14 Tenant Representations: If Tenant is a corporation, each person
           ----------------------
executing this Lease on behalf of Tenant does hereby covenant and warrant that:

           31.4.14. 1 Tenant is duly incorporated and validly existing under the laws of its state of incorporation, and, if such corporation is existing under the laws of a jurisdiction other than Colorado, qualified to transact business in Colorado:

           31.14.2 Tenant has full corporate right and authority to enter into this Lease and to perform all Tenant's obligations hereunder: and

           31.14.3 Each person (and both of the persons if more than, one signs) signing this Lease on behalf of the corporation is duly and validly authorized to do so.

     31.15 Defined Terms: Words capitalized other than as the first word of a
           -------------
sentence are defined terms and have the meaning, throughout this Lease, given to them when they are first used with an initial capital or when used in quotation marks.

     31.16 Counterparts. This Lease may be executed in one or more counterparts
           ------------
by separate signature, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, binding on all parties hereto, even though all parties are not signatories to the original or to the same counterpart. Any counterpart of this Lease that has attached to it separate signature pages, which together contain the signatures of all parties, shall for all purposes be deemed a fully executed instrument, and in making proof of this Lease, it shall not be necessary to produce or account for more than one such counterpart.

     31.17 Costs and Attorney Fees:
           -----------------------

           31.17.1 No Suit or Action Filed. If this Lease is placed in the hands
                   -----------------------
of an attorney due to an uncured default in the payment or performance of any of its terms, the defaulting party shall pay, immediately upon demand, all of the other party's costs and expenses associated with enforcing the Lease, including reasonable attorney fees and collection costs even though no suit or action is filed thereon, and any other fees or expenses incurred by the nondefaulting party.

           31.17.2 Arbitration or Mediation: Trial and Appeal, If any
                   ------------------------
arbitration, mediation, or other proceeding is brought in lieu of litigation, or if legal action is instituted to enforce or interpret any of the terms of this Lease or if legal action is instituted in a Bankruptcy Court for a United States District Court to enforce or interpret any of the terms of this Lease, to seek relief from an automatic stay, to obtain adequate protection, or to otherwise assert the interest of Landlord in a bankruptcy proceeding, the party not prevailing shall pay the prevailing party's costs and disbursements, the fees and expenses of expert witnesses in determining reasonable attorney fees, and such sums as the court may determine to be reasonable for the prevailing party's attorney fees connected with the trial and any appeal and by petition for review thereof

           31.17.3 Definitions. For purposes of this Lease. the term attorney
                   -----------
fees includes all charges of the prevailing party's attorneys and their staff (including, without limitation, legal assistants, paralegals, word processing. and other support personnel) and any postpetition fees in a bankruptcy court. For purposes of this Lease, the term fees and expenses includes but is not limited to long-distance telephone charges; expenses of facsimile transmission: expenses for postage (including costs of registered or certified mail and return receipts), express mail, or parcel delivery; mileage and all deposition charges, including but not limited to court reporters charges, appearance fees, and all costs of transcription; costs incurred in searching records.

     31.18 Effect of Failure to Consent: The parties acknowledge that the
           ----------------------------
obligation of good faith and fair dealing generally applies to this Lease requiring each party to act reasonably except to the extent explicitly and specifically provided otherwise in this Lease. If either party unreasonably withholds or conditions a requested consent or demands payment of an unreasonable sum, but corrects such unreasonable action within ten (10) days after notice from the other parry which identifies such unreasonable action and requests correction thereof, then the other party shall not be entitled to any damages resulting from such corrected unreasonable action.

SECTION 32. ENVIRONMENTAL:
----------- -------------

     32.1 Described in Paragraph 18 of the Basic Lease Information is a report (the "Environmental Report") prepared by a consultant reporting on Hazardous Substances (if any) at the Premises and/or the Land and the Building. Tenant has reviewed the Environmental Report and accepts the Premises subject to any items noted in the Environmental Report. Landlord represents and warrants that to its knowledge there is no violation at the Premises. the Building or the Land relating to Hazardous Substances other than as stated in the Environmental Report.

     32.2 Tenant shall: generate and store Hazardous Substances at the Premises only in amounts as are incident to and necessary for the normal operation of Tenant as permitted by this Lease; comply with all obligations imposed by applicable Legal Requirements regarding such generation and storage of Hazardous Substances; prohibit any generation, storage, or disposal of Hazardous Substances at the Premises except as permitted above; promptly deliver to Landlord complete copies of all notices received by Tenant from any governmental authority with respect to the generation, storage or disposal by Tenant of Hazardous Substances; promptly notify Landlord of any spills or accidents involving a Hazardous Substance; and permit reasonable entry to the Premises by Landlord for verification of Tenant's compliance with these provisions. Tenant shall install and maintain a self-contained system for collecting, retaining and disposing of Hazardous Substances and shall not allow any Hazardous Substances to enter subsurface soils or to be discharged in to any sanitary or storm sewer system. Tenant agrees to utilize only transporters approved by the Environmental Protection Agency and State of Colorado to deliver to and remove Hazardous Substances from the Premises. Tenant shall indemnify and defend Landlord (with legal counsel reasonably acceptable to Landlord) from and against any costs, fees or expenses (including, without limitation, clean-up expenses, third party claims and environmental impairment expenses, and reasonable attorneys' fees and expenses) incurred by Landlord in connection with Tenant's generation, storage or disposal of Hazardous Substances. This indemnification by Tenant shall survive the termination or expiration of this Lease.

     32.3 To the extent any update or any inspection by Landlord prior to Tenant's delivery of the Premises to Landlord shows that Tenant has generated, stored or disposed of Hazardous Substances contrary to the provisions of this Lease. Tenant shall immediately, at its sole expense, commence and pursue to completion a remediation program as to such Hazardous Substances and shall, to Landlord's reasonable satisfaction, bring the Premises into an environmental condition equal or better than the condition existing prior to Tenant's occupancy of the Premises. If Tenant fails to comply with the provisions of this Section prior to the expiration or earlier termination of the Lease Term, or prior to Tenant's vacating the Premises, then Landlord, in addition to Landlord's right to utilize all or any portion of any security deposit to satisfy Tenant's obligations hereunder, shall have the option of either considering this Lease as having ended or treating Tenant as a holdover Tenant in possession of the Premises, in which event, in addition to complying with all requirements of this Section and the Lease. Tenant shall pay monthly to Landlord double the Base Rent and other amounts payable under the Lease which Tenant would otherwise pay under this Lease until such time as Tenant fulfills its obligations under this Section, and during such holdover period all of the terms of this Lease and Tenant's obligations hereunder shall remain in full force and effect.

     32.4 "Hazardous Substances" shall mean any chemical substance (i) the presence of which requires investigation or remediation under any federal, state or local statute, regulation, ordinance, order, action, policy or common law;
(ii) which is or becomes defined as a "hazardous waste", or "hazardous substance", or "regulated sub stance" under any federal, state or local statute. regulation or ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response. Compensation and Liability Act and/or the Resource Conservation and Recovery Act; (iii) which is toxic, explosive, corrosive, carcinogenic, mutagenic or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency' or instrumentality of the federal or state government or any political subdivision thereof; (iv) the presence of which poses or threatens to pose a hazard to the health or safety of persons on or about the Land or the Building;
(v) the presence of which on adjacent properties could constitute a trespass;
(vi) which contains gasoline, diesel fuel or other petroleum hydrocarbons; or (vii) which contains polychlorinated biphenyls
(PCBs), or asbestos or urea formaldehyde foam insulation.

SECTION 33.  ADDENDUM:
-----------  --------

     The Addendum referred to herein and attached hereto is incorporated herein by reference.

           IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease Agreement as of the day and year first above written.

LANDLORD                               TENANT
--------                               ------

JER DENVER, LLC, a Delaware limited    INFLOW, INC., a Delaware corporation
liability company

By:   J.E. Robert Companies, its
      designated asset manager
                                       By: /s/ Joel C. Daly
                                          -------------------------------
                                       Title: Vice President of Inflows
                                             ----------------------------
      By: /s/ [ILLEGIBLE]              Date: 2/24/98
         ------------------------           -----------------------------
      Title: Vice President
            ---------------------
      Date: 2/25/98
           ----------------------

                                   EXHIBIT A
                                   ---------

                                LEASE AGREEMENT
                                ---------------

                          Legal Description for Land
                          --------------------------

Lots 1 to 9, inclusive, Block 31, H.C. BROWN'S ADDITION TO DENVER, COLORADO, City and County of Denver, State of Colorado.

                                   EXHIBIT B
                                   ---------

                                LEASE AGREEMENT
                                ---------------

                          Floor Plan for the Building
                          ---------------------------

                                    [GRAPHIC]

                                                                       [GRAPHIC]
                                                                     EXHIBIT "B"
                                                            ONE CORPORATE CENTER
                                                                         LEVEL 3

                                    EXHIBIT C
                                    ---------

                                 LEASE AGREEMENT
                                 ---------------

                                 Work Agreement
                                 --------------


SECTiON 1. TENANT IMPROVEMENTS PROVIDED BY LANDLORD. Landlord agrees to provide
---------- ----------------------------------------
the following Building-Standard Tenant Improvements in the Premises and allowance for Tenant Improvements at Landlord's sole cost and expense;

     1.1 Tenant shall receive the Premises in its "as is" condition, with an allowance for Tenant Improvements on an as needed basis, as set forth below.

     1.2 Landlord shall, at its expense and apart from the Tenant Improvements allowance, pay for the construction by Tenant of the common area corridor for the third floor of the Building.

SECTION 2. ADDITIONAL TENANT IMPROVEMENTS PROVIDED BY LANDLORD.
---------- ---------------------------------------------------

     Landlord agrees to provide the following Non-Building-Standard Tenant Improvements in the Premises at Landlord's sole cost and expense: None

SECTION 3. ADDITIONAL TENANT IMPROVEMENTS AT TENANTS EXPENSE.
---------- -------------------------------------------------

     Landlord agrees to provide the following Non-Building-Standard Tenant Improvements in the Premises at Tenant's sole cost and expense: None

SECTION 4. TENANT IMPROVEMENT ALLOWANCES PROVIDED BY LANDLORD.
---------- --------------------------------------------------

     4.1 Allowances: Landlord agrees to provide the following dollar allowances
         ----------
for Tenant Improvements in the Premises:

     Tenant shall receive an allowance for Tenant Improvements, on an as needed basis, of up to S 15.00 per rentable square foot. Included in those costs to be funded by such allowance shall be all costs incurred as a result of architectural, engineering, design, construction management, permitting, demolition and construction in connection with Tenant's Improvements in the Premises. Additionally, Tenant may pay for improvements to the Base Building from the Tenant Improvement Allowance to the extent approved in the plans and specifications described in the CDP, as defined below, including, without limitation, for (i) addition of normal (non-UPS-protected) power distribution to the third floor from the original building bus rider; and (ii) upon vacation of the second floor by the current tenant, disconnection and removal of the power feeders from the UPS subdistribution panels to the panelboards on the second floor. Additionally, Landlord shall provide up to $.20 per rentable square foot for costs incurred as a result of architectural services, including space planning, which may paid from the Tenant Improvement Allowance.

SECTION 5.  DESIGN OF TENANT IMPROVEMENTS.
----------  -----------------------------

     5.1  CDP Preparation: Tenant's office planner in cooperation with
          ---------------
Landlord's office planner shall prepare a construction document package (the "CDP") with respect to those Tenant Improvements to be made by Tenant in the Premises or the Building and the common area corridor for the third floor, as follows. The CDP shall be based upon the schematic space plan attached as Exhibit D and the construction information provided by Tenant.

          5.1.1 On or before February 20, 1998, Landlord shall give notice to Tenant of any reasonable request for construction information with respect to the CDP.

          5.1.2 On or before February 24, 1998, Tenant shall provide Landlord's office planner with all of the construction information reasonably requested in accordance with Section 5.1.1 and any other information Tenant deems necessary to assist Landlord in evaluating of the CDP.

          5.1.3 On or before the earlier of February 27, 1998 or the date which is three (3) business days after the date Tenant provides the construction information pursuant to Section 5.1.2. Landlord shall approve or disapprove the proposed CDP. If Landlord disapproves the CDP such disapproval shall include an explanation of specific reasons for such disapproval. If Landlord fails to approve or disapprove the CDP within the time period provided above, Landlord shall be deemed to have approved the CDP.

           5.1.4 If Landlord disapproves the CDP by the time period specified in
Section 5.1.3. then Landlord and Tenant shall endeavor to agree on the CDP. If Landlord and Tenant cannot agree to the CDP by March 4, 1998. then either party shall have the option to terminate this Lease.

     5.2   CDP Approval: The CDP must be approved by Tenant and Landlord in
           ------------
writing before proceeding to obtain building permits and commence construction.

     5.3   Rentable Area Definition. The amount of rentable area shall be 108%
           ------------------------
of the usable area located on a single-tenant floor and 115% of the usable area located on a multi-tenant floor. Usable area on multi-tenant floors shall be computed by measuring to the finished surface of the office-side of corridors and other permanent walls, to the center of partitions that separate the Premises from adjoining office suites, and to the inside finished surfaces of the dominant portion of the permanent outer building walls. The usable area of a multi-tenant floor shall be equal to the sum of all usable areas on that floor. Usable area on single-tenant floors shall be computed by measuring to the inside finished surfaces of the dominant portion of the permanent outer building walls, excluding any major vertical penetrations of the floor such as elevators. No deductions shall be made for columns and projections necessary to the Building when calculating the usable area on any floor of the Building. The precise amount of the rentable area in the Premises indicated in the approved CDP shall be controlling in the event of any variance from the approximate rentable area specified in the Basic Lease Information. Base Rent, Tenant's Percentage, the number of parking spaces, if any, available to Tenant and any similar item based upon the size of the Premises shall be adjusted to reflect the precise rentable area in the Premises determined by the approved CDP. If Landlord gives Tenant notice of an adjustment in the size of the Premises by means of the CDP or otherwise and adjustment of any other terms of the Lease based upon the changed size of the Premises, it shall be deemed a request for an estoppel statement from Tenant confirming the adjustments pursuant to Section 27. Unless Tenant gives notice to Landlord of an objection to the adjustments within fifteen (15) days of Landlord's notice, it shall be final and binding on Tenant as an amendment of this Lease.

     5.4   Tenant Responsibilities: Tenant shall be responsible for delays and
           -----------------------
additional costs, including without limitation design fees, caused by: (i) any changes made by Tenant to the approved CDP: or (ii) delays in delivery of non-building-standard materials requiring long lead times.

SECTION 6. CONSTRUCTION.
---------  -------------

     Approval of the CDP shall constitute written authorization to complete the Premises and make alterations to the Building in accordance with the CDP. Tenant may in such authorization delete items to reduce its cost. Tenant shall be responsible for any costs due to any resulting delay in completion of the Premises. Tenant's contractor shall complete the Tenant Improvements in accordance with Tenant's approved CDP. Tenant's contractor shall be allowed to use approximately 1000 square feet of space on the third floor, outside of the Premises, as a material staging area for construction of the Tenant Improvements set forth in the CDP, provided that upon completion of such construction. Tenant's contractor shall repair any damage to such area from the activities of Tenant's contractor.

SECTION 7. FIELD CHANGE ORDERS.
----------  -------------------

     If Tenant shall request any change in the approved CDP. Tenant shall request such change in writing to Landlord, and such request shall be accompanied by all information necessary to review plans and specifications for such change. Tenant shall cause its office planner to prepare such plans and specifications and a proposed field change order ("FCO") as soon as reasonably possible thereafter. Tenant shall not proceed with any work which would be affected by a proposed FCO until approved by Landlord. Landlord shall not unreasonably withhold, condition or delay its approval of any proposed FCO. Landlord shall approve or deny any proposed FCO within two (2) business days after receipt from Tenant of the information required above. Tenant shall be responsible for any and all delays in construction and occupancy caused by Tenant's FCO requests. The proposed FCO shall set forth the estimated cost of the changes. The proposed FCO shall be effective only when signed by both Landlord and Tenant.

SECTION 8. IMPROVEMENTS CONSTRUCTED BY TENANT.
---------- -----------------------------------

     If any work is to be performed in connection with Tenant Improvements on the Premises by Tenant or Tenant's contractor:

     8.1   Landlord's Approval: Such work shall not proceed until Landlord's
           -------------------
written approval of each of the following items: (a) Tenant's contractor: (b) public liability and property damage insurance carried by Tenant or its contractor: and (c) schematic plans and specifications for such work. The detailed construction plans and specifications shall be prepared by Tenant based upon the schematic plans and specifications and submitted to Landlord's office planner. All such work shall be done in strict conformity with such final plans and specifications subject to field change orders prepared and approved in the manner specified in Section 7 above. As-built plans shall be prepared by Tenant at Tenant's expense after the work is fully completed and a copy delivered to Landlord for its use. Approval of the CDP shall constitute all necessary approvals pursuant to this Section 8.1 with respect to the Tenant Improvements described in the CDP.

     8.2   Permits: All work shall be done in conformity with a valid building
           -------
permit (obtained at Tenant's expense) when required, a copy of which shall be furnished to Landlord before such work is commenced, and in any case, all such work shall be performed in accordance with all applicable governmental regulations at Tenant's sole expense. Notwithstanding any failure by Landlord to object to any such work, Landlord shall have no responsibility for Tenant's failure to meet all applicable regulations.

     8.3   Coordination: All work by Tenant or Tenant's contractor shall be
           ------------
scheduled in coordination with Landlord and Tenant shall keep Landlord apprised of the progress thereof. Tenant or Tenant's contractor shall arrange for necessary utility, hoisting and elevator service with Landlord's contractor and shall pay such reasonable charges for such services as may be charged by Landlord's contractor. Tenant and Tenant's contractor shall cooperate with Landlord in Landlord's reasonable oversight and inspection of Tenant's Improvements.

     8.4   Manner of Entry: Tenant's entry to the Premises for any purpose,
           ---------------
including without limitation, inspection or performance of Tenant construction by Tenant's agents, prior to the Lease Commencement Date as specified in the Basic Lease Information shall be at such times as are approved by Landlord and subject to all the terms and conditions of the lease except the payment of Rent. Tenant's entry shall mean entry by Tenant, its officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors.

     8.5   Faulty Work: Tenant shall promptly reimburse Landlord upon demand for
           -----------
any extra expense incurred by Landlord by reason of faulty work done by Tenant or its contractors or by' reason of any delays caused by such work, or by reason of inadequate cleanup.

                                   EXHIBIT D
                                   ---------

                                LEASE AGREEMENT
                                ---------------

                     Schematic Space Plan for the Premises
                     -------------------------------------

                                   [DIAGRAM]

                                                                     EXHIBIT "D"
                                                            ONE CORPORATE CENTER
                                                                         LEVEL 3

                                   EXHIBIT E
                                   ---------

                                LEASE AGREEMENT
                                ---------------

                             Rules and Regulations
                             ---------------------


     1. The rights of each tenant in the entrances, corridors and elevators servicing the Building are limited to ingress to and egress from such tenant's Premises for the tenant and its employees, licensees and invitees, and no tenant shall use, or permit the use of, the entrances, corridors or elevators for any other purpose. No tenant shall invite to the tenant's Premises, or permit the visit of, persons in such numbers or under such conditions as to unreasonably interfere with the use and enjoyment of any of the plazas, entrances, corridors, elevators and other facilities of the Building by any other tenants. No tenant shall encumber or obstruct, or permit the encumbrance or obstruction of any of the sidewalks, plazas, entrances, corridors, elevators, fire exits or stairways of the Building. Landlord reserves the right to control and operate the public portions of the Building and the public facilities as well as facilities furnished for the common use of the tenants, in such manner as it in its reasonable judgment deems best for the benefit of the tenants generally.

     2. "Normal Building Hours" shall mean the time from 7:00 A.M. to 6:00 P.M. on weekdays, and 8:00 A.M. to 1:00 P.M. on Saturdays, exclusive of legal holidays, as the same may be reasonably adjusted by Landlord. Admission to the Building in certain areas and during hours other than Normal Business Hours may be restricted by Landlord by means of access devices such as keys, entry cards, combination codes and the like. Landlord may require all persons admitted to or leaving the Building outside of Normal Business Hours to provide appropriate identification, use a designated access device and to comply with all other Building requirements. Tenant shall be responsible for all persons to whom it issues an access device or discloses an access code and shall be liable to Landlord for all acts or omissions of such persons. Any person whose presence in the Building at any time shall, in the reasonable judgment of Landlord, be prejudicial to the safety character or reputation of the Building or of its tenants may be denied access to the Building or may be ejected therefrom. During any invasion, riot, public excitement or other commotion, Landlord may prevent all access to the Building by closing the doors or otherwise for the safety of the tenants and protection of property in the Building. Each tenant shall pay Landlord a refundable deposit in an amount reasonably determined by Landlord from time to time for each access device issued to a tenant.

     3. Smoking is prohibited at all times in all areas of the Building, including, but not limited to, offices, restrooms, corridors, stairwells, lobbies and elevators.

     4. No tenant shall obtain or accept for use in its Premises ice, food, beverages, cleaning or other similar services from any persons reasonably prohibited in writing from furnishing such services. Such services shall be furnished only at such hours, and under such reasonable regulations, as may be fixed by Landlord from time to time.

     5. The cost of repairing any damage to the public portions of the Building the common areas or the public facilities or to any facilities used in common with other tenants, caused by a tenant or its employees, agents, contractors, licensees or invitees, shall be paid by such tenant.

     6. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens, if any, which are different from the standards adopted by Landlord for the Building shall be attached to or hung in or used in connection with any exterior window or door of the Premises of any tenant without the prior written consent of Landlord. All tenants with Premises visible from one of the lobbies, or any other public portion of the Building, shall furnish and maintain the Premises in a first-class manner, utilizing furnishings and other decorations commensurate in quality and style with the furnishings and decor in the public portions of the Building.

     7. No lettering, sign, advertisement, notice or object shall be displayed in or on the exterior windows or doors, or on the outside of any tenant's Premises, or at any point inside any tenant's Premises where the same might be visible outside of such Premises, without the prior written consent of Landlord which consent may be withheld in Landlord's sole and unfettered discretion. In the event of the violation of the foregoing by any tenant, Landlord may remove the same without any liability, and may charge the expense incurred in such removal to the tenant violating this rule. Interior signs, elevator cab designations, and lettering on doors, if and when approved by Landlord, shall be inscribed, painted or affixed for each tenant by Landlord at the expense of such tenant, and shall be of a size, color and style acceptable to Landlord.

     8. The windows that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by any tenant, nor shall any bottles, parcels or other articles be placed on the window sills.

     9. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules.

     10. No bicycles, vehicles, animals, fish or birds of any kind shall be brought into or kept in or about the Premises of any tenant or the Building except in areas designated by Landlord.

     11. No noise, including, but not limited to, music or the playing of musical instruments, recordings, radio or television, which, in the judgment of Landlord, might disturb other tenants in the Building, shall be made or permitted by any tenant. Nothing shall be done or permitted in the Premises of any tenant which would impair or interfere with the use or enjoyment by any other tenant of any other space in the Building.

     12. No tenant, nor any tenant's contractors, employees, agents, visitors or licensees, shall at any time bring into or keep upon the Premises or the Building any hazardous, inflammable, combustible, explosive or otherwise dangerous fluid, chemical or substance, except any fluids or substances used in the ordinary course of Tenant's business as part of a use permitted under the Lease. Landlord shall be notified of any threatened or actual violation of environmental laws or other Legal Requirements as soon as possible after any tenant becomes aware of the situation.

     13. Additional locks or bolts of any kind which shall not be operable by the Grand Master Key for the Building shall not be placed upon any of the doors or windows by any tenant, nor shall any changes be made in locks or mechanisms thereof which shall make such locks inoperable by said Grand Master Key. Additional keys for a tenant's Premises and restrooms shall be procured only from Landlord who may make a reasonable charge therefor Each tenant shall, upon the termination of its tenancy, turn over to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys furnished by Landlord, such tenant shall pay to Landlord the cost thereof,

     14. All removals, or the carrying in or out of any safes, freight, furniture, packages, boxes, crates or any other object or matter of any description must take place during such hours and in such elevators, and in such manner as Landlord or its agent may determine from time to time. The persons employed to move furnishings, fixtures and equipment in and out of the Building shall be reasonably acceptable to Landlord and, if so required by law, shall hold a Master Rigger's or comparable license. Landlord shall have the right to require an additional security deposit from Tenant as a condition of approving a particular moving company for such purposes. Tenant must make arrangements in advance with Landlord for moving large quantities of furniture and equipment into or out of the Building. All labor and engineering costs incurred by Landlord in connection with any moving specified in this rule, including a reasonable charge for overhead and profit, shall be paid by Tenant to Landlord, on demand.

     15. Landlord reserves the right to inspect all objects and matter to be brought into the Building and to exclude from the Building all objects and matter which violate any of these Rules and Regulations or the Lease of which this Exhibit is a part. Landlord may require any person leaving the Building with any package or other object or matter to submit a pass listing such package or object or matter from the tenant from whose Premises the package or object or matter is being removed, but the establishment and enlargement of such requirement shall not impose any responsibility on Landlord for the protection of any tenant against the removal of property from the Premises of such tenant. Landlord shall in no way be liable to any tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the Premises or the Building under the provisions of this Rule or of Rule 2 hereof.

     16. No tenant shall occupy or permit any portion of its Premises to be occupied as an office for secretarial or word processing services to third parties without the prior written consent of Landlord which consent may be withheld in the sole and unfettered discretion of Landlord. No tenant shall use its Premises or any part thereof to be used, for manufacturing or the sale at retail or auction of merchandise, goods or property of any kind or for the possession, storage, manufacture, or sale of liquor, narcotics, dope, tobacco in any form, or as a barber, beauty or manicure shop, or as a school.

     17. Landlord shall have the right to prohibit any advertising or identifying sign by any tenant which, in good faith, Landlord believes will impair the reputation of the Building or its desirability aa building for others, and upon written notice from Landlord, such tenant shall refrain from and discontinue such advertising or identifying sign.

     18. Landlord shall have the right to prescribe the weight and position of safes and other objects of excessive weight, and no safe or other object whose weight exceeds the lawful load for the area upon which it would stand shall be brought into or kept upon any tenant's Premises. If, in the reasonable judgment of Landlord, it is necessary to distribute the concentrated weight of any heavy object, the work involved in such distribution shall be done at the expense of the tenant and in such manner as Landlord shall determine.

     19. No machinery or mechanical equipment other than ordinary portable business machines may be installed or operated in any tenant's Premises without Landlord's prior written consent which consent shall not be unreasonably withheld, conditioned or delayed, and in no case (even where the same are of a type so excepted or as so consented to by Landlord) shall any machines or mechanical equipment be so placed or operated as to disturb other tenants, but machines and mechanical equipment which may be permitted to be installed and used in tenant's Premises shall be so equipped, installed and maintained by such tenant as to prevent any disturbing noise, vibration or electrical or other interference from being transmitted from such Premises to any other area of the Building.

     20. Landlord, its contractors, and their respective employees, shall have the right to use, without charge therefor, all light, power and water in the Premises of any tenant while cleaning or making repairs or alterations in the Premises of such tenant.

     21. No Premises of any tenant shall be used for lodging or sleeping or for any immoral or illegal purpose.

     22. The requirements of tenants will be attended to only upon application at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties, unless under special instructions from Landlord.

     23. Canvassing, soliciting and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.

     24. No tenant shall cause or permit any unusual or objectionable odors to emanate from its Premises which would annoy other tenants or create a public or private nuisance. No cooking shall be done in the Premises of any tenant except as is expressly permitted in such tenant's Lease, except that Tenant may use microwave ovens for noncommercial microwave cooking of food to be consumed on the premises by the tenant's personnel.

     25. Nothing shall be done or permitted in any tenant's Premises, and nothing shall be brought into or kept in any tenant's Premises, which would impair or interfere with any of the Buildings services or the proper and economic heating, cleaning or other servicing of the Building or the Premises, or the use or enjoyment by any other tenant of any other Premises, nor shall there be installed by any tenant any ventilating, air-conditioning, electrical or other equipment of any kind which, in the reasonable judgment of Landlord, might cause any such impairment or interference.

     26. No acids, vapors or other materials shall be discharged or permitted to be discharged into the waste lines, vents or flues of the Building which may damage them. The water and wash closets and other plumbing fixtures in or serving any tenant's Premises shall not be used for any purpose other than the purposes for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other foreign substances shall be deposited therein. All damages resulting from any misuse of the fixtures shall be borne by the tenants who, or whose servants, employees, agents, visitors or licensees shall have caused the same.

     27. All entrance doors in each tenant's Premises shall be left locked and all windows shall be left closed by the tenant when the tenant's Premises are not in use. Entrance doors shall not be propped open at any time. Each tenant, before closing and leaving its Premises at any time, shall turn out all lights.

     28. Hand trucks not equipped with rubber tires and side guards shall not be used within the Building.

     29. The coverings for all windows in each tenant's Premises above the ground floor shall be lowered and closed as reasonably required because of the position of the sun, during the operation of the Building's air-conditioning system to cool or ventilate the tenant's Premises.

     30. Landlord reserves the right to rescind, alter or waive any rule or regulation at any time prescribed for the Building when, in its reasonable judgment, it deems it necessary, desirable or proper for its best interest and for the best interests of the tenants generally, and no alteration or waiver of any rule or regulation in favor of one tenant shall operate as an alteration or waiver in favor of any other tenant. Landlord shall not be responsible to any tenant for the nonobservance or violation by any other tenant of any of the rules and regulations at any time prescribed for the Building.

     11. INTERPRETATION
         --------------

   This Guaranty shall be interpreted under and enforced in accordance with the laws of the State of Colorado.

     12. INSOLVENCY OF TENANT
         --------------------

   If, as and when Tenant becomes insolvent (defined below), Guarantor shall be deemed to have absolutely waived and released any claim or other right which Guarantor may now or hereafter acquire against Tenant that arises from the existence, payment, performance or enforcement of the obligations of Guarantor under this Guaranty, including (without limitation) any right of subrogation, reimbursement, setoff, exoneration, contribution or indemnification, regardless of whether such claim arises in equity or under contract, statute or common law (such rights and claims are hereinafter collectively referred to as "Claims"); provided that such waiver shall be effective for only so long as any obligations of Tenant to Landlord under the Lease remain unpaid. Such waiver and release of Claims shall be effective as of the date that Tenant becomes insolvent and shall remain in force and effect throughout the period of Tenant's insolvency. As used herein, the term "insolvent" shall have the meaning ascribed to it in the Federal Bankruptcy Code, as amended from time to time (as amended, the "Code"), and shall include any presumption of insolvency mandated by the Code that is not overcome.

     13. LIMITATION ON RECOURSE
         ----------------------

   Notwithstanding any other provision of this Guaranty to the contrary, the right of recovery against the undersigned under this Guaranty is limited to the sum of Two Hundred Sixty-Two Thousand Eighteen Dollars and 24/100 ($262,018.24), provided that such sum shall be reduced by the amount of each payment of Base Rent (as defined in the Lease) received by Landlord from or on behalf of Tenant. This Guaranty shall automatically expire without further writing or action on the earlier of (i) the date which is twenty-two months after the first installment of Base Rent becomes due under the Lease, except to the extent Landlord has theretofore commenced proceedings against Guarantor hereunder, or
(ii) the date upon which Landlord has received a total of $262,018.24 in Base Rent under the Lease. Upon expiration of this Guaranty, Landlord shall return the original hereof to the undersigned.

     IN WITNESS WHEREOF, the Guarantor duly signed this Guaranty for Lease Agreement effective on the date and year stated above.


Dated:   2/24/98               /s/ Arthur H. Zeile
      --------------          ----------------------------
                              Arthur H. Zeile

Dated:   2/24/98               /s/ Joel C. Daly
      --------------          ----------------------------
                              Joel C. Daly

                                   EXHIBIT G
                                   ---------

                                LEASE AGREEMENT
                                ---------------

                                   Addendum
                                   --------

     This Addendum is to that certain Lease Agreement (the "Lease") by and between JER DENVER, LLC, a Delaware limited liability company ("Landlord"), and INFLOW, INC., a Delaware corporation ("Tenant"), with respect to approximately 8,407 rentable square feet of space (the "Premises") in the Building. In the event of any conflict between the terms and provisions of the Lease and the terms and provisions of this Addendum, the terms and provisions of this Addendum shall control.

     1.    Commencement Date. The Commencement Date of the Lease shall be
           -----------------
fourteen (14) days after the Occupancy Date. The "Occupancy Date" shall mean the earlier of(a) the date on which Tenant receives final approval for occupancy of the Premises, after completion of the Tenant Improvements, from the City and County of Denver, or (b) May 15, 1998. Tenant shall have the right to occupy the Premises from and after the Occupancy Date without any obligation to pay Rent to Landlord until the Commencement Date. but otherwise subject to all the terms and provisions of this Lease.

     2.    Interim Space. From and after February 1, 1998, until the Occupancy
           -------------
Date, Landlord shall provide interim office space for Tenant in the Building, sufficient for up to 6 employees. Tenant may use the interim space, without payment of Rent, as office space, but subject to the other terms and conditions of this Lease, and in compliance with all rules and regulations for the Building. Tenant shall maintain during the period of occupancy of the interim space general liability insurance as required under this Lease. If for any reason, Tenant fails to take possession of the Premises on the Occupancy Date, Tenant shall vacate the interim space on not less than two (2) business days' notice. Tenant agrees to pay all attorneys' fees incurred by Landlord should Tenant fail to perform with respect to the interim space as set forth in this paragraph or observe its agreements as set forth in this paragraph.

     3.    Parking. Tenant shall be permitted, upon payment by Tenant for such
           -------
parking at the rate provided below, to park 3 standard-size passenger automobiles in the parking garage of the Building in three reserved parking spaces to be designated by Landlord from time to time. The charge for Tenant's parking shall be $90 per space per month for the first year of this Lease. Thereafter, the charge for Tenant's parking for each subsequent year shall be as reasonably determined in advance by Landlord, provided that such charge shall not exceed the market rate for comparable parking in downtown Denver or the rate charged other tenants in the Building. If Landlord acquires an interest in additional parking spaces in the vicinity of the Building, Tenant shall have the right to use a percentage of such additional spaces equal to Tenant's Percentage (as defined in the Basic Lease Information or otherwise increased pursuant to this Lease), rounded to the nearest whole number of parking spaces, upon payment by Tenant for such parking at the market rate therefor, Landlord shall promptly notify Tenant of any such acquisition of additional parking. Tenant shall pay for parking in advance on the first day of each calendar month concurrently with the monthly installment of Rent then due under this Lease. Amounts payable and not paid shall be collectible as Additional Rent under this Lease.

     4.    ADA Compliance. Landlord shall cause the common areas of the Building
           --------------
and the Land to comply with the requirements of the Americans with Disabilities Act (the "ADA") as it exists on the date of this Lease, including, without limitation, with respect to individual handicap restrooms located on each floor, visual and audio alarms, and elevator call directors. Landlord agrees that Landlord shall be responsible for the cost of all remodeling, reconstruction and improvements to the common areas of the Building and the Land which are mandated by the ADA. None of the costs associated with any such remodeling, reconstruction, improvements or other compliance shall be passed through to Tenant in any manner as an Operating Expense or in any other increase allowable under this Lease in the amount payable to Landlord by Tenant. Tenant agrees that causing compliance with the ADA for matters within the Premises shall be Tenant's sole responsibility at Tenant's sole cost.

     5.    Tenant's Security. Tenant shall be permitted to create a special
           -----------------
security area within the Premises to encompass Tenants equipment room. Landlord will cooperate with Tenant in maintaining the security for such area. Tenant shall be permitted to install security for such area with non-building-standard locks and other access controls which restrict access to Tenant and its customers, provided that Landlord shall be provided with keys or other entry mechanisms which may be used in accordance with the terms of this Lease. Landlord shall not enter such area or permit any janitorial, maintenance, repair or other service to such area except as approved and supervised by Tenant. Landlord or its agents shall enter such area only after at least twenty-four
(24) hours notice to Tenant and when accompanied by Tenant, except when failure to comply with the foregoing will cause imminent danger to the Premises or other portions of the Building or any person. Any entry by Landlord will be conducted with reasonable caution under the circumstances to prevent damage to or interference with any of the equipment in the area.

     6.    Electricity. Landlord agrees that it shall, subject to the other
           -----------
provisions in this Lease, at its expense, provide a total of at least 225 KVA. or such greater amount as is currently available to the third floor of the Building of uninterruptible power supply ("UPS") and generator-protected power to the Premises during the Lease Term. Landlord shall, at its expense, provide maintenance of the UPS and generator equipment to manufacturer recommended specifications and provide copies of maintenance reports to Tenant upon Tenant's request. Tenant shall have the right to install monitoring devices at the UPS and generator equipment, and to inspect the same and related equipment from time to time, in order to assure that they are functioning properly. Landlord shall not charge Additional Rent to Tenant for the foregoing services except to the extent generally included in Operating Expenses for all tenants of the Building If at any time Landlord fails to maintain such equipment as provided in this paragraph, Tenant, upon twenty-four (24) hours' prior notice to Landlord
(unless immediate action is necessary to assure uninterrupted performance of such equipment. in which case no notice shall be required) may perform such maintenance, and Landlord, within ten (10) days after receipt of an invoice from Tenant therefor, shall reimburse Tenant the cost of such maintenance.

     Notwithstanding any contrary provision of Section 14.2 or any other provision of this Lease, Tenant shall pay for all electricity used in the Premises (including, but not limited to, all electricity used in connection with the operation of HVAC equipment installed by Tenant in the Premises) directly to the governmental agency or utility company supplying the electricity and Tenant shall make all arrangements for obtaining such electricity, including, but not limited to, the installation of a separate meter to measure electricity used in the Premises. Landlord, at its expense, shall cooperate with Tenant to arrange for the separate metering of the Premises.

     7.    HVAC. Tenant, at Tenant's expense, shall have the right to install,
           ----
maintain, repair and replace from time to time two cooling lines at Tenant's sole expense, not to exceed 6 inches in diameter, through the Building core to support air conditioning systems installed by Tenant in the Premises. Additionally, Tenant, at Tenant's expense, shall have the right to install, maintain, repair and replace from time to time condensers/chiller systems in the loading dock area or on the roof of the Building in connection with Tenant's separate air conditioning systems, provided that Tenant shall also be required to build a barrier to surround any such systems in the loading dock and provided further that the footprint necessary for such systems and barrier shall not exceed 132 inches wide by 200 inches long without Landlord's written consent. Immediately upon construction of any condenser/chiller systems in the loading dock area or on the roof of the Building, the amount of usable square feet necessary therefor shall become part of the Premises and Tenants Percentage and Base Rent shall be increased to reflect such additional area. Plans and specifications for the installation of such lines and systems shall be subject to Landlord's prior approval, which approval shall not be unreasonably withheld, delayed or conditioned. Landlord shall run Building chillers other than during Normal Business Hours at Tenant's request. Each month Tenant shall provide a schedule of hours outside Normal Business Hours that the chiller system shall be run to support its business operations. Landlord and Tenant shall mutually agree on the reasonable hourly' charge for such chiller service, which charge shall not be more than $65 per hour in 1998 (which cap shall be increased in any year after 1998 by the percentage increase in the CPI for that year from the CPI for
1998). "CPI" shall mean the Consumer Price Index for All Urban Consumers (1982-1984=100) specified for "All Items" as it relates to the Denver, Colorado metropolitan area, as published by the United States Department of Labor, Bureau of Labor Statistics. In case of any dispute over such reasonable hourly charge Landlord shall designate a qualified independent engineer whose decision as to an appropriate hourly charge shall be conclusive on both parties, provided that such charge shall not exceed the maximum amount specified above. If any other tenant in the Building requests HVAC services outside Normal Business Hours, then the hourly charge therefor shall be equitably shared by such other tenant or tenants. In no event shall Landlord be permitted to withhold HVAC services or other services due to a disagreement over the appropriate charge. Landlord shall reasonably cooperate with Tenant with respect to HVAC requirements in Tenant's equipment room; all expenses for HVAC controls in the equipment room shall be solely Tenant's (except for Building-Standard HVAC).

     8.    Fire System. Tenant shall have the right to convert the present
           -----------
sprinkler system in the Premises to a dry-pipe actuation system. The conversion of the sprinkler system shall be in conformance with all Legal Requirements and shall be at Tenant's sole expense.

     9.    Access. During the Lease Term, Tenant shall have 24 hours per day, 7
           ------
days per week, 52 weeks per year, access to the Premises, the power and telephone closets on the 3rd floor, the elevator and parking area, freight elevators and loading dock area without the requirement of prior notice, except that Tenant shall comply with Landlord's reasonable notice requirements with respect to the loading dock area and freight elevators. In addition, Tenant shall have access to the Building security system at no charge using the numeric entry security system currently in the Building (no access cards are necessary for the security.)

     10.   Roof Rights. During the Lease Term, Tenant shall have the right to
           -----------
install, maintain, repair and replace from time to time satellite dishes, microwave dishes, cellular transmit/receive antennae and other telecommunications equipment and HVAC condenser equipment on the roof of the Building at no additional charge. The total area to be used by Tenant for such purposes shall not exceed 400 square feet. The plans and specifications for such equipment shall be subject to Landlord's approval, which shall not be unreasonably withheld, delayed or conditioned. At the expiration or sooner termination of the Lease Term, unless otherwise agreed by Landlord, Tenant shall remove such equipment and repair any damage to the Building caused by such removal. Tenant shall be responsible for all expenses associated with the installation, maintenance, repair and removal of such equipment, and shall indemnify Landlord from and against any liabilities incurred therefrom. Installation of Tenant's equipment shall be in accordance with all applicable covenants and Legal Requirements and shall also specifically be subject to Landlord's reasonable approval with respect to Building roof weight limit restrictions and maintenance of the master label certification with respect to lightning protection. Any penetrations of the roof in connection with installation of Tenant's equipment shall be performed by Landlord's designated roofing contractor, at Tenant's expense.

     11.    Nondisturbance. Supplementing Section 7, with respect to any
            --------------
Superior Mortgage or Superior Lease, Landlord shall use its best efforts to secure and deliver to Tenant a nondisturbance agreement from and executed by the Superior Mortgagee or Superior Lessee for the benefit of Tenant. Such agreement shall be in a form reasonably acceptable to Tenant. If notwithstanding Landlord's best efforts, such a nondisturbance agreement cannot be obtained, it shall not be a default or breach by Landlord under this Lease.

     12.    Signage. Tenant shall have the right to use its standard graphics on
            -------
the entrance to the Premises and Landlord hereby consents thereto.

     13.    Landlord Consents. Tenant shall have the right to install, maintain,
            -----------------
repair and replace computer, telecommunication, and other equipment in the equipment room of the Premises, so long as the average load of such equipment does not exceed 30 pounds per square foot, and so long as the load of any individual item does not exceed 110 pounds per square foot. Landlord hereby acknowledges that such weights are not excessive loads for the structure and hereby consents thereto. Tenant shall have the right to install fixed telephony and HVAC systems in the Premises, and Landlord hereby consents thereto. Tenant shall have the right to move computer, telecommunication, and other equipment in and out of the Premises from time to time in the course of its business, and Landlord hereby consents thereto.

     14.   Option to Extend. As additional consideration for the covenants of
           ----------------
Tenant under this Lease Landlord grants to Tenant an option (the "Option") to extend the Lease Term for one additional term of five (5) years (the "Option Term"). The Option shall be under the terms and conditions of the Lease, except that Base Rent for the Option Term shall be Market Rent, as defined below. The Option shall be granted on the following terms and conditions:

           a. Written notice of Tenant's interest in exercising the Option shall be given to Landlord not earlier than fifteen (15) months and not later than nine (9) months prior to the expiration of the initial Lease Term ("Tenant's Notice"). Not later than thirty (30) days after receiving Tenant's Notice, Landlord shall give to Tenant notice ("Landlord's Notice") of Landlord's reasonable calculation of Market Rent. "Market Rent" shall mean the fair market base rent that a third party in an arm's length, bona fide negotiation would pay for the Premises without taking into account the value of the Tenant Improvements or any other improvements to the Premises or Building made by Tenant.

           b. To exercise the Option. Tenant shall deliver written notice of its election to extend the Lease Term for the Option Term on or prior to the date which is thirty (30) days after Tenant receives Landlord's Notice. Otherwise, the Option shall terminate and the Lease shall expire in accordance with its terms at the end of the initial Lease Term.

           c. If Tenant elects to extend the Lease Term but disagrees with Landlord's calculation of Market Rent. Tenant shall give notice of such disagreement concurrently with Tenant's notice of election to extend the Lease Term. If the parties have not agreed to Market Rent prior to commencement of the Option Term. Tenant shall nevertheless pay to Landlord the amount of Market Rent set forth in Landlord's Notice until and unless a court of competent jurisdiction, or other dispute resolution forum agreed to by Landlord and Tenant. makes a different determination of Market Rent. If such adjudication determines an overpayment by Tenant. Landlord shall promptly pay to Tenant the amount of Tenant's overpayment together with interest at the Prime Plus Two Rate from the date of overpayment to the date reimbursed.

           d. As a condition of Tenant's right to exercise the Option granted hereunder; (i) there shall be no uncured default by Tenant under the Lease at the time of exercise of the Option or at the time of the commencement of the Option Term; (ii) Tenant shall not have been sent more than ten (10) letters notifying Tenant of non-compliance with the terms and conditions of the Lease during Tenant's tenancy; and (iii) Tenant shall not have subleased more than 25% of the Premises or assigned its interest under the Lease at the time of exercise of the Option or at the time of the commencement of the Option Term, provided that any subletting or assignment which is not a Restricted Transfer under the Lease shall not be deemed a sublease or assignment for purposes of this paragraph.

           e. After exercise of the Option above described, there shall be no further rights on the part of Tenant to extend the Lease Term.

           f. The Option shall apply to all space under the Lease at the time the Option Term is due to commence and Tenant may not elect to extend the Lease Term as to only' a portion of such space.

     15.   RIGHT OF REFUSAL. Landlord hereby grants to Tenant a right of refusal
           ----------------
to lease other space on the third floor of the Building (the "RR Space") subject to and on the following terms and conditions:

           a. Landlord shall notify Tenant in writing 30 days (or such lesser period if Landlord is unable to give 30 days notice, but never less than 10 days notice) prior to the expiration of an existing lease term or terms for all or any portion of the RR Space. Such notice shall specify the terms and conditions under which Landlord shall offer such space to prospective lessees. Tenant shall, within 5 business days after receipt of Landlord's notice, notify Landlord in writing of its desire to lease such space for the balance of Tenant's Lease Term. If Tenant does not notify Landlord within said 5-day period, Landlord shall be free to lease such space to anyone whom it desires, upon the same terms and conditions as set forth in Landlord's notice to Tenant regarding the availability of such space, and Tenant shall have no further rights with respect to such space: provided, however, that if Landlord proposes to lease the RR Space on terms more favorable to any third party or Landlord fails to lease the RR Space within a 180-day period, the RR Space shall again be offered to Tenant as set forth herein. Tenant shall also have a right of first refusal to lease any currently unoccupied RR Space if Tenant notifies Landlord in writing of its desire to lease such space prior to Landlord's entering into a letter of intent or a lease with a third party for such space, provided that Landlord shall only be required to notify Tenant 72 hours prior to entering into a letter of intent or a lease for such currently unoccupied RR space.

           b. The right of refusal hereunder shall apply to all of the RR Space offered by Landlord to Tenant at. any particular time and may not be exercised as to only a portion thereof.

           c. Such space shall be offered to Tenant upon the terms and conditions and at a rental rate comparable to those on which Landlord would lease the space, if it became available for leasing as of the time Tenant's occupancy thereof would commence (recognizing that Landlord may ignore "market" rate for comparable space if such rate is so low that Landlord would elect to leave the space vacant). Such terms and conditions may include, among other things, escalations, passthroughs and other matters then included in Landlord's standard lease form for the Building which it uses for the leasing of space to third parties.

           d. If Tenant exercises it right of refusal with respect to the portion of the RR Space offered by Landlord. Tenant will accept such space in its "as is" condition on the date of possession without any remodeling or fixup work being performed by Landlord except as would otherwise be provided by Landlord under comparable terms.

           e. The right of refusal herein granted shall continue only so long as there is no uncured default under the Lease by Tenant and only so long as there are at least two years remaining in the Lease Term. However, if at any time a right of refusal would otherwise be available to Tenant, and there shall be less than two years remaining in the Lease Term. Tenant may, if an option to extend the Lease Term under paragraph 14 above is available, exercise such Option and extend the Lease Term beyond the two-year period required herein as a condition to its right of refusal.

     16.   Riser Space/Easements. Subject to Landlord's approval, which shall
           ---------------------
not be unreasonably withheld. Tenant may, during the Lease Term, use riser space in the Building for cables between the basement or other portions of the Building and the Premises. Upon the request of Tenant, Landlord shall use reasonable efforts to provide to Tenant easements or rights of way for the installation, maintenance, repair and replacement of two telecommunications cables from the Premises to exit the Building and to the boundary of the Land, and Tenant shall have the right, during the Lease Term, to use such easements for such purpose. Such easements or rights of way, and the use thereof, shall be at no charge to Tenant.

     17.   Landlord's Remedies. Notwithstanding anything to the contrary in
           -------------------
Section 21 or elsewhere. (i) in no event shall Landlord have a lien on any of Tenant's Property or the property of any of Tenant's customers; (ii) in no event shall Landlord be entitled to withhold utility services under this Lease as a remedy for Tenant's default: and (iii) in no event shall Landlord be entitled to enter the Premises and remove or interfere with Tenant's property or the property of Tenant's customers without judicial process.

                                      -39

     18.   Tenant's Property. In addition to and without limiting the items
           -----------------
referenced in the foregoing Lease. Tenant's Property shall include the following the following items located either in the Premises or, if installed by Tenant as permitted under this Lease, elsewhere in the Building or the Land; standalone HVAC units, drycooler units and associated controls equipment, rectifiers and uninterruptable power supplies. Tenant shall be permitted, at its option, to leave any of the following items in the Premises, the Building or the Land upon the termination of this Lease: provided, however, that if Tenant exercises such option as to any of the following items, such items shall become the property of Landlord upon the termination of this Lease; HVAC piping, electrical conductors, telecommunications cables.

     19.   Landlord's Representations and Warranties. Landlord represents and
           -----------------------------------------
warrants to Tenant that (i) to the best of Landlord's knowledge, Landlord has good and marketable fee title to the Building, including without limitation the Premises; (ii) Landlord obtained an ALTA Owner's Policy of Title Insurance upon Landlord's acquisition of the Building which insured Landlord's fee title to the Land (subject to the exceptions listed in such policy) in the amount of the arms-length purchase price therefor; (iii) the Building and the Premises, as of the date hereof, are not subject to any ground lease, mortgage, or deed of trust; (iv) Landlord has the full power and authority to enter into this Lease without the consent or approval of any third party; (v) the party executing this Lease on behalf of Landlord has full power and authority to enter into this Lease on behalf of Landlord and to bind Landlord to the terms of this Lease; and
(vi) and no other party has any right to use or occupy the Premises pursuant to any other lease.

LANDLORD                                TENANT
--------                                ------
JER DENVER, LLC, a Delaware             INFLOW, INC., a Delaware corporation
limited liability company

By: J. E. Robert Companies, its
    designated asset manager

By:                                     By:  /s/ Joel C. Daly
   ----------------------------            ----------------------------

Title: 8/25/98                          Title:   Vice President
      -------------------------               -------------------------

Date:   Vice President                   Date:  2/24/98
     --------------------------              --------------------------

                                LEASE AGREEMENT

                                     INDEX


BASIC LEASE INFORMATION ....................................................  1

SECTION 1.      DEMISE AND RENT ............................................  1
----------      ---------------
                1.1  Demise ................................................  1
                     ------
                1.2  Premises ..............................................  1
                     --------
                1.3  Commencement and Expiration Dates .....................  1
                     ---------------------------------
                1.4  Rent ..................................................  1
                     ----
                1.5  Late Charge ...........................................  1
                     -----------
                1.6  Confidentiality .......................................  1
                     ---------------

SECTION 2.      USE ........................................................  1
----------      ---

SECTION 3.      TENANTS ACCEPTANCE AND MAINTENANCE OF PREMISES .............  2
----------      ----------------------------------------------

SECTION 4.      OPERATING EXPENSES AND TAXES ...............................  2
----------      ----------------------------
                4.1  Operating Expenses ....................................  2
                     ------------------
                4.2  Exclusions From Operating Expenses ....................  3
                     ----------------------------------
                4.3  Taxes .................................................  3
                     -----

SECTION 5.      PAYMENT OF OPERATING EXPENSES ..............................  4
----------      -----------------------------
                5.1  Operating Year ........................................  4
                     --------------
                5.2  Tenant's Pro Rata Share ...............................  4
                     -----------------------
                5.3  Written Statement of Estimate .........................  4
                     -----------------------------
                5.4  Final Written Statement ...............................  5
                     -----------------------
                5.5  Tenant Examination ....................................  5
                     ------------------
                5.6  Disputes ..............................................  5
                     --------
                5.7  Payment ...............................................  5
                     -------
                5.8  No Reduction in Amount of Base Rent ...................  5
                     -----------------------------------

SECTION 6.      SECURITY ...................................................  6
----------      --------
                6.1  Security Deposit ......................................  6
                     ----------------
                6.2  Disposition of Security Deposit .......................  6
                     -------------------------------

SECTION 7.      SUBORDINATION, NOTICE TO SUPERIOR MORTGAGEES ...............  6
----------      -------------------------------------------
                7.1  Subordination .........................................  6
                     -------------
                7.2  Notice ................................................  7
                     ------
                7.3  Attornment; Nondisturbance ............................. 7
                     -------------------------

SECTION 8.      OUIET ENJOYMENT ............................................  7
----------      ---------------

SECTION 9.      ASSIGNMENT AND SUBLETTING ..................................  7
----------      -------------------------
                9.1  Generally .............................................  7
                     ---------
                9.2  Conditions of Landlord's Consent ......................  8
                     --------------------------------

SECTION 10.     INSURANCE ..................................................  8
----------      ---------
                10.1  Waiver of Right of Recovery ..........................  8
                      ---------------------------
                10.2  Public Liability Insurance ...........................  8
                      --------------------------
                10.3  Landlord's Property Insurance ........................  8
                      ----------------------------
                10.5  Acceptable Insurance Companies .......................  9
                      ------------------------------
                10.6  Increase in Coverage .................................  9
                      --------------------
SECTION 11.     RULES AND REGULATIONS ......................................  9
-----------     --------------------
SECTION 12.     ALTERATIONS ................................................  9
-----------     -----------
                12.1  Requirements .........................................  9
                      ------------

                12.2  Indemnification of Landlord ..........................  9
                      ---------------------------

SECTiON 13.     LANDLORD'S AND TENANTS PROPERTY ............................ 10
-----------     -------------------------------
                13.1  Landlord's Property .................................. 10
                      -------------------
                13.2  Tenant's Property .................................... 10
                      -----------------
                13.3  Abandonment .......................................... 10
                      -----------

SECTION 14.     SERVICES AND UTILITIES ..................................... 10
-----------     ----------------------
                14.1  Building Maintenance ................................. 10
                      --------------------
                14.2  Utilities ............................................ 10
                      ---------
                14.3  Excess Usage ......................................... 11
                      ------------
                14.4  Disclaimer ........................................... 1l
                      ----------
                14.5  Use of Common Areas and Facilities ................... 11
                      ----------------------------------
                14.6  Parking Facilities ................................... 11
                      ------------------
                14.7  Signage .............................................. 11
                      -----
                14.8  Mailbox .............................................. 11
                      -------

SECTION 15.     ACCESS AND NAME ............................................ 12
-----------     ---------------

SECTION 16.     NOTICE OF OCCURRENCES ...................................... 12
-----------     ---------------------

SECTION 17.     NONLIABILITY AND INDEMNIFICATION ........................... 12
-----------     --------------------------------
                17.1  Waiver ............................................... 12
                      ------
                17.2  Indemnification ...................................... 12
                      ---------------
                17.3  Duty to Defend ....................................... 13
                      --------------

SECTION 18.     DAMAGE OR DESTRUCTION ...................................... 13
-----------     ---------------------
                18.1  Casualty ............................................. 13
                      --------
                18.2  Condemnation ......................................... 13
                      ------------

SECTiON 19.     SURRENDER AND HOLDING OVER ................................. 14
-----------     --------------------------
                19.1  General .............................................. 14
                      -------
                19.2  Surrender ............................................ 14
                      ---------
                19.3  Holding Over with Consent/Tenancy Month-to-Month ..... 14
                      ------------------------------------------------
                19.4  Holding Over Without Consent ......................... 14
                      ----------------------------

SECTION 20.     EVENTS OF DEFAULT .......................................... 14
-----------     -----------------
                20.1  Events of Default .................................... 14
                      -----------------

SECTION 21.     REMEDIES UPON DEFAULT ...................................... 15
-----------     ---------------------
                21.1  Remedies ............................................. 15
                      --------
                21.2  Cumulative Remedies .................................. 16
                      -------------------
                21.3  Termination .......................................... 16
                      -----------
                21.4  Interest on Damages .................................. 16
                      -------------------
                21.5  Waiver of Jury Trial ................................. 16
                      --------------------

SECTION 22.     SERVICES IN THE EVENT OF DEFAULT ........................... 17
-----------     --------------------------------

SECTION 23.     NO WAIVERS OF PERFORMANCE .................................. 17
-----------     -------------------------

SECTION 24.     CURING TENANTS DEFAULTS .................................... 17
-----------     -----------------------

SECTION 25.     BROKER ..................................................... 17
-----------     ------

SECTION 26.     NOTICES .................................................... 17
-----------     -------

SECTION 27.     ESTOPPEL CERTIFICATES ...................................... 18
-----------     ---------------------

SECTION 28.     MEMORANDUM OF LEASE ........................................ 18
-----------     ------------------

SECTION 29.     RELOCATION OF PREMISES ..................................... 18
-----------     ----------------------

SECTION 30.     ADJUSTMENT OF COMMENCEMENT AND EXPIRATION DATES ............ 18
-----------     -----------------------------------------------
                30.1  Commencement Date .................................... 18
                      -----------------
                30.2  Tenant Obligations ................................... 18
                      ------------------
                30.3  Tenant Termination Rights ............................ 18
                      -------------------------
                30.4  Expiration Date ...................................... 19
                      ---------------
                30.5  Early Occupancy ...................................... 19
                      ---------------
SECTION 31.     MISCELLANEOUS .............................................. 19
-----------     -------------
                31.1   Merger .............................................. l9
                       ------
                31.2   Modifications ....................................... 19
                       -------------
                31.3   Successors and Assigns .............................. 19
                       ----------------------
                31.4   Nonrecourse Lease ................................... 19
                       -----------------
                31.5   Force Majeure ....................................... 19
                       -------------
                31.6   Definitions ......................................... 19
                       -----------
                31.7   Effect of Expiration ................................ 20
                       --------------------
                31.8   Modifications for Superior Mortgagee ................ 20
                       ------------------------------------
                31.9   Excavation .......................................... 20
                       ----------
                31.10  Union Contracts ..................................... 20
                       --------------
                31.11  Prorations .......................................... 20
                       ----------
                31.12  Governing Law; Construction ......................... 21
                       ---------------------------
                31.13  Light Air and View .................................. 21
                       ------------------
                31.14  Tenant Representations .............................. 21
                       ----------------------
                31.15  Defined Terms ....................................... 21
                       ------------
                31.16  Counterparts ........................................ 21
                       ------------
                31.17  Costs and Attorney Fees ............................. 21
                       -----------------------
                31.18  Effect of Failure to Consent ........................ 22
                       ----------------------------
SECTION 32.     ENVIRONMENTAL: ............................................. 22
-----------     --------------

SECTION 33.     ADDENDUM: .................................................. 23
-----------     --------

  EXHIBIT A Legal Description for Land
  EXHIBIT B Floor Plan for the Building
  EXHIBIT C Work Agreement
  EXHIBIT D Schematic Space Plan for the Premises
  EXHIBIT E Rules and Regulations
  EXHIBIT F Guaranty
  EXHIBIT Addendum

                          AMENDMENT TO LEASE AGREEMENT

     THIS AMENDMENT TO LEASE AGREEMENT ("Amendment") is entered into as of August 1, 1998, by and between JER DENVER, LLC, a Delaware limited liability company ("Landlord") and INFLOW, INC., a Delaware corporation ("Tenant").

RECITALS

     . On or about February 25, 1998, Landlord and Tenant entered into a lease agreement (the "Lease") pertaining to approximately 8,407 square feet of space located at 1860 Lincoln Street (the "Building"), Denver, Colorado (the "Premises").

     . Tenant desires to add an additional 99 square feet of space to the Premises.

     . Landlord and Tenant now desire to amend the Lease and the prior amendment in the manner and form hereinafter set forth.

     NOW THEREFORE, for good and valuable consideration, Landlord and Tenant agree as follows:

     1. Effective August 1, 1998, the description of the Premises is amended to include approximately 99 square feet of additional space (the "Additional Space") in the Building as depicted on Exhibit A attached hereto and made a part hereof (and hereafter all reference to the Premises shall include such Additional Space).

     2. Tenant's right to occupy and obligation to pay rent on the Additional Space shall commence August 1, 1998 and shall terminate with the Lease Term.

     3. Possession of the Additional Space shall be delivered, and shall be and hereby is accepted in its "as is" condition as of the date of possession. Tenant hereby acknowledges that it has been afforded full opportunity to make whatever inspections of the Additional Space it desires before entering into this Amendment.

     4. Commencing August 1, 1998, Tenant shall pay to Landlord, in advance, on the first day of each month during the term of the Lease Base Rent for the Additional Space at the same per-square-foot rate effective during the Lease for the original Premises (including step-ups).

     5. The Additional Space shall be considered part of the Premises as though originally a part thereof and shall be subject to all the terms and conditions of the Lease.

     6. If there is any conflict between the terms and provisions of this Amendment and the terms and provisions of the Lease, the terms and provisions of this Amendment shall govern. Except as herein specifically set forth, all other provisions of the Lease shall remain in full force and effect and be binding upon the parties in accordance with their terms.

     EXECUTED by the parties as of the day and year first above written.


LANDLORD                                    TENANT
--------                                    ------

JER DENVER, LLC, a Delaware limited         INFLOW, INC., a Delaware corporation
liability company

By:  J. E. Robert Companies, its            By: /s/ Signature
     designated asset manager                  -------------------------------
                                            Title: President
                                                  ----------------------------
     By: /s/ Signature
        ---------------------------
     Title: Vice President
           ------------------------

                                   Exhibit A

                                   [GRAPHIC]

[GRAPHIC]                                          ONE CORPORATE CENTER/ LEVEL 3
                                                          1860 LINCOLN STREET
                                                          DENVER, COLORADO

                      SECOND AMENDMENT TO LEASE AGREEMENT
                      -----------------------------------

     THIS SECOND AMENDMENT TO LEASE AGREEMENT, dated as of April 27, 1999, is entered into by and between JER DENVER, LLC, a Delaware limited liability company ("Landlord") and INFLOW, INC., a Delaware corporation ("Tenant").

                                   Recitals:
                                   --------

         A. Landlord and Tenant entered into a Lease Agreement, dated February 25, 1998, as amended by Amendment to Lease Agreement, dated August 1, 1998 (collectively, the "Lease") pertaining to approximately 8,506 square feet of space located on the 3rd floor (the "Existing Premises") at 1860 Lincoln Street, Denver, Colorado (the "Building"). Capitalized terms not otherwise defined herein have the same meaning as in the Lease.

         B. Landlord and Tenant desire to amend the Lease in the manner and form hereinafter set forth.

     NOW, THEREFORE, for good and valuable consideration, Landlord and Tenant hereby agree as follows:

     1. The description of the Premises is amended by the addition of the approximately 2,702 rentable square feet of additional space located on the 2nd floor depicted on the diagram of the 2nd floor of the Building (the "Temporary Additional Space"), attached hereto as Exhibit A and made a part hereof by reference, until the Temporary Additional Space Termination Date on the following basis:

         A. Tenant's right to occupy the Temporary Additional Space and its obligation to pay Base Rent attributable to the Temporary Additional Space commences on April 27, 1999 (the "Temporary Additional Space Commencement Date") and will continue on a month-to-month basis until the Temporary Additional Space Termination Date as defined herein.

         B. Commencing on the Temporary Additional Space Commencement Date and until the Temporary Additional Space Termination Date, Tenant will be obligated to pay Tenant's pro rata share of Operating Expenses and Taxes for such period with respect to the Temporary Additional Space in accordance with Section 5 of the Lease.

         C. As of the Temporary Additional Space Commencement Date and until the Temporary Additional Space Termination Date, any reference to Premises in the Lease includes the Temporary Additional Space as a part of the Premises and Tenant's occupancy thereof is subject to all terms of the Lease except as otherwise specifically herein provided.

     2. Commencing on the Temporary Additional Space Commencement Date and until the Temporary Additional Space Termination Date, Tenant will pay Base Rent for the Temporary Additional Space in accordance with the Lease at the same per-square-foot rate effective during the Lease for the Existing Premises (including step-ups). Base Rent for the Temporary Additional Space is in addition to Base Rent payable by Tenant for the Existing Premises. If Landlord is delayed in delivering the Temporary Additional Space to Tenant due to the failure of a current occupant to vacate, the postponement of Tenant's obligation to pay rent for the Temporary Additional Space is in till settlement of all claims which Tenant may otherwise have by reason of such delay. Base Rent for the Temporary Additional Space for any partial month will be prorated based upon the actual number of days in the month that Tenant's obligation to pay rent for the Temporary AdditionaL Space was in effect.

     3. Landlord has no obligation to improve the Temporary Additional Space and Tenant accepts the Temporary Additional Space in its "as is" condition. Any improvements desired by Tenant shall be at Tenant's cost and expense and subject to the terms and provisions of the Lease.

     4. Notwithstanding anything to the contrary in Section 6 of the Addendum attached as Exhibit 0 to the Lease, Landlord shall furnish electricity to the Temporary Additional Space in accordance with Section 14.2 of the Lease.

     5. Either party may terminate the month-to-month occupancy of the Temporary Additional Space upon not less than 30 days' prior written notice to the other (the "Termination Notice"). The Termination Notice will set forth the date upon which the termination is to take effect which will be not less than 30 days from the date of the Termination Notice and will be the last day of a calendar month ("Temporary Additional Space Termination Date"). Notwithstanding the foregoing, the lease of the Temporary Additional Space, if not previously terminated, will terminate upon, and the Temporary Additional Space Termination Date will be, the date of the expiration or earlier termination of the Lease. As of the Temporary Additional Space Termination Date, the Temporary Additional Space will no longer by part of the Premises and Landlord and Tenant shall be relieved of any further obligations with respect to the Temporary Additional Space; provided, however, such termination shall not affect Tenant's liability for rental and other obligations accruing prior to the Temporary Additional Space Termination Dale, including, without limitation, its obligations to redeliver possession of the Temporary Additional Space to Landlord on or before the Temporary Additional Space Termination Date in the manner and condition set forth in the Lease. Termination with respect to the Temporary Additional Space will not terminate or alter in any way Tenant's rights to the Existing Premises or any of Tenant's other rights.

     6. If there is any conflict between the terms and provisions of this Amendment and the terms and provisions of the Lease, the terms and provisions of this Amendment shall govern. Except as herein specifically set forth, all other provisions of the Lease shall remain in full force and effect and effective and be binding upon the parties in accordance with their terms. As used herein and in the Lease, the "Lease" shall mean the Lease as defined above as amended and supplemented by the terms and provisions of this Amendment. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A signed Facsimile transmittal of this Amendment shall be considered as an original executed document.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written and is effective upon delivery of a fully executed copy to Tenant.

INFLOW, INC., a Delaware corporation       JER DENVER, LLC, a Delaware limited
                                           liability company

By: /s/ Arthur H. Zeile                    By: J.E. Robert Companies, its
   ---------------------------------           designated asset manager
Print Name: Arthur H. Zeile
           -------------------------
Print Title: CEO, President
            ------------------------

ATTEST:                                    By:
                                              --------------------------------
By: /s/ Joel Daly                          Name:
   ---------------------------------            ------------------------------
Print Name: Joel Daly                      Title:
           -------------------------             -----------------------------
Print Title: Secretary
            ------------------------                     "Landlord"

              "Tenant"

                               GUARANTOR'S CONSENT

     By signature below, Guarantor acknowledges and approves the modifications of the Lease as set forth herein and agrees that their obligations under the Guaranty are in full force and effect as to the Lease as amended pursuant to this Amendment.

                                        /s/ Arthur H. Zeile
                                        ------------------------------
                                        Arthur H. Zeile, an individual


                                        Date: 4/27/99
                                             -------------------------


                                        /s/ Joel C. Daly
                                        ------------------------------
                                        Joel C. Daly, an individual


                                        Date: 4/27/99
                                             -------------------------
                                                  "Guarantor"

                                   EXHIBIT A
                                (See attached)

                                   [GRAPHIC]

[GRAPHIC]                                          ONE CORPORATE CENTER/ LEVEL 2
                                                          1860 LINCOLN STREET
                                                          DENVER, COLORADO

                       THIRD AMENDMENT TO LEASE AGREEMENT
                       ----------------------------------


     THIS THIRD AMENDMENT TO LEASE AGREEMENT, dated as of June 1, 1999, is entered into by and between JER DENVER, LLC, a Delaware limited liability company ("Landlord") and INFLOW, INC., a Delaware corporation ("Tenant").

                                   Recitals:
                                   --------

         A. Landlord and Tenant entered into a Lease Agreement, dated February 25, 1998, as amended by Amendment to Lease Agreement, dated August 1, 1998, and Second Amendment to Lease Agreement, dated April 27, 1999 (collectively, the "Lease") pertaining to certain Premises described therein (the "Premises") at 1860 Lincoln Street, Denver, Colorado (the "Building"). Capitalized terms not otherwise defined herein have the same meaning as in the Lease.

         B. Landlord and Tenant desire to amend the Lease in the manner and form hereinafter set forth.

     NOW, THEREFORE, for good and valuable consideration, Landlord and Tenant hereby agree as follows:

                             ARTICLE I - ROOF SPACE
                             ----------------------

     1.1 Roof Space. Tenant shall have the ability to place cooling towers and
         ----------
pumps and associated equipment ("Tenant's Cooling Equipment") on the roof of the Building to provide additional cooling to Tenant's equipment room, provided that the footprint for Tenant's Cooling Equipment shall not exceed 650 sq. ft. The available space for Tenant's Cooling Equipment shall be referred to as the "Roof Space," and shall be located as depicted on Exhibit A attached hereto and made a
                                            ---------
part hereof. Tenant's installation and operation of Tenant's Cooling Equipment on the roof of the Building shall be at Tenant's sole risk and Landlord assumes no responsibility to secure or otherwise monitor access to said Roof Space. Tenant agrees to insure said Roof Space and Tenant's Cooling Equipment as required under Section 10 of the Lease.

         A. Tenant's right to occupy the Roof Space will commence on the date of Landlord's final approval of the complete plans therefor, as hereinafter provided ("Roof Commencement Date"), and Tenant's obligation to pay Rent for the Roof Space shall commence on the date which is 30 days after such approval date; both shall terminate with the term of the Lease (including any renewal options thereof). Tenant shall pay Rent for the Roof Space as follows:

         Tenant shall pay Base Rent at the same per-square-foot rate effective during the Lease for the original Premises (including step-ups), and Tenant's Pro Rata Share of Operating Expenses shall be increased accordingly.

         B. Effective on the Roof Commencement Date, the Roof Space shall be considered part of the Premises subject to all the terms and conditions of the Lease, including, without limitation, Section 14 of the Addendum.

     1.2 Completion. Tenant Cooling Equipment shall be installed on the Roof
         ----------
Space and any modifications to any other portions of the Building or its systems to accommodate the same, if approved by Landlord, (collectively "Work") shall be made by Tenant in accordance with complete plans approved by Landlord and Tenant, as hereinafter provided. All such Work shall be deemed an alteration and shall be conducted in accordance with Section 12 of the Lease, governing Tenant's installation of alterations, including, but not limited to, the Landlord's reasonable approval of the same. Notwithstanding any provision of the Lease to the contrary, if Landlord so directs in writing, Tenant shall be required to remove all such alterations and equipment and restore the Roof Space, the Building or its systems to its original condition, as provided in Section 12.1 of the Lease, when Tenant vacates the Premises. The indemnification provisions of Section 12.2 shall also apply. Tenant hereby acknowledges that Tenant shall engage Superior Roofing to conduct any activities which entail roof penetrations or sealants, and no other contractor shall be allowed to perform such work. After commencing any Work, Tenant shall cause its contractor to proceed with due diligence to complete the alterations in a good and workmanlike manner and in compliance with all applicable laws, rules, and regulations, and substantially in accordance with the approved plans (which plans will be required to comply with the existing roof warranty requirements). To expedite the installation of the Work, Landlord's mechanical engineer shall act as a consultant during the planning process to accommodate the authorization of expedited approval of the plans. Tenant shall include Landlord's mechanical engineer in all stages of the planning process. Tenant shall have the right to provide three (3) days prior written notice to Landlord's on-site building manager, of the target delivery date for the completion of the plans and shall simultaneously deliver a copy of the approved plans to Landlord, Landlord's building engineer and the Landlord's third party mechanical engineering firm. Provided Landlord has received said prior written notice of the delivery of said plans, Landlord will use reasonable efforts to approve or disapprove said plans within one (1) business day of the receipt by Landlord, Landlord's building engineer and said engineering firm.

     1.3 Submeter. As part of the foregoing Work, Tenant shall install, at
         --------
Tenant's sole cost and expense, a separate electrical submeter to monitor Tenant's electrical usage in the Roof Space, Tenant shall be solely responsible for payment to Landlord of all electrical bills resulting from the electrical usage in the Roof Space and the maintenance of the electrical submeter thereof.

     1.4 Plan Approval. Subject to Landlord's prior written approval, in its
         -------------
reasonable discretion (which may be in the form of approval of the complete plans if Tenant includes the following items on the plans), Landlord hereby acknowledges Tenant's requests for the following items to be included in the Work, as follows:

         A. Tenant shall have the ability to locate Tenant's Cooling Equipment on the existing roof support frame previously used for a cooling tower but now vacant, next to the existing Building cooling tower as shown on attached Exhibit A.
---------

         B. Tenant may be permitted to use the existing, abandoned hot water piping paths presently located in the piping closet to run new piping and electrical conduits to the roof.

         C. Subject to Subpart G below, Tenant may be permitted to install additional breakers on the Building's generator protected power to support Tenant's Cooling Equipment.

         D. Tenant may be permitted to make reasonable modifications to the Building to run electrical conduits to support the Tenant's Cooling Equipment electrical system.

         E. Tenant may be permitted to install drains and make reasonable modifications to the Building's sewer piping in order to discard wastewater associated with Tenant's Cooling Equipment into the Building's sewage system.

         F. Tenant may be permitted to use a crane, a helicopter, or other reasonable means to install Tenant's Cooling Equipment in the Roof Space.

         G. Notwithstanding anything entered in the lease to the contrary, only if Landlord approves, in its discretion (which Landlord approval will be expressly conditioned upon receiving the consent of U.S. West, Inc., the Building's primary tenant), Tenant may load permitting, draw generator protected power for Tenant's Cooling Equipment from the Building electrical facilities located on the 14th or 3rd floor. If Landlord does not so approve or cannot obtain the consent of U.S. West, Inc., then subject to compliance with all building code requirements and other applicable laws, Tenant may both (i) obtain non-generator protected power from the Building electrical system, subject to the requirements of Section 1.3 above and (ii) elect to install, as part of its Cooling Equipment, a 50 KVA diesel/natural gas powered generator on the Roof Space so as to provide a generator protected power supply for Tenant's Cooling Equipment ("Generator"). The installation of the Generator will be subject to inclusion in the complete plans submitted for Landlord's review and approval, as hereinabove provided.

     1.5 Lease Modifications. The provisions of Article I of this Amendment are
         -------------------
in full satisfaction of the second, third and fourth sentences of Section 7 of the Addendum and therefore the second, third and four sentences of Section 7 of the Addendum to the Lease are hereby deemed deleted in their entirety and are hereby null and void. The balance of Section 7 shall remain in full for force and effect pertaining to the terms and conditions under which Landlord will provide after business hours HVAC services to the Premises. In addition, given Tenant's utilization of 650 square feet of the Building's roof for Tenant's Cooling Equipment, Section 10 of the Addendum to the Lease is hereby amended by deleting "400" and substituting therefor "50" and the term "HVAC condenser equipment" is hereby deleted from the first sentence of said Section 10. The balance of the terms and conditions of Section 10 shall remain in full force and effect. Further, the first sentence of Section 6 of the Addendum is hereby modified by the deletion of the words, "or such greater amount as is currently available to the third floor of the Building." Finally, the second paragraph of Addendum 6 is hereby modified to recognize that Tenant has not installed a separate electrical meter for the Premises, but rather a submeter for the Premises has been (or will be) installed, at Tenant's sole cost and expense, for the Premises and Tenant shall be solely responsible for the payment to Landlord of all electrical usage in the Premises and the maintenance of the electrical submeter thereof.

                         ARTICLE II - SECOND FLOOR SPACE
                         -------------------------------

     2.1 Second Floor Space. On the earlier of (a) September 1, 1999 or (b) the
         ------------------
date of Tenant's final Draw Request, as provided in the Work Letter attached hereto as Exhibit C (the "Second Floor Commencement Date"), the description of
          ---------
the Premises shall also be amended to include approximately 5,619 square feet of additional space on the second floor of the Building, as depicted on Exhibit B
                                                                     ---------
attached hereto and made a part hereof (the "Second Floor Space") and hereafter all references to the Premises shall include such Second Floor Space.

         A. Tenant's right to occupy and obligation to pay Base Rent and Tenant's Pro Rata Share of Operating Expenses on the Second Floor Space shall commence on the Second Floor Commencement Date and shall terminate with the Lease Term.

         B. Commencing on the Second Floor Commencement Date, Tenant shall pay to Landlord, in advance, on the first day of each month during the term of the Lease, Base Rent for the Second Floor Space at the same per-square-foot rate effective during the Lease for the Premises (including step-ups), as follows:

               Period                          Second Floor Monthly Base Rent
               ------                          ------------------------------

    Month 1 - April 30, 2001                            $7,960.25
    May 1, 2001- May 31, 2001                           $8,088.64
    June 1, 2001-April 30, 2004                         $8,194.38
    May 1, 2004- May 31, 2004                           $8,451.16
    June 1, 2004-April 30, 2008                         $8,662.63
    May 1, 2008- May 14, 2008                           $3,912.15

     C. Commencing on the Second Floor Commencement Date, Tenant's Pro Rata Share shall be increased to reflect an additional 1.7% for the Second Floor Space; provided, however, the Base Year for the Second Floor Space shall be calendar year 1999.

     D. From and after the Second Floor Commencement Date, the Second Floor Space shall be considered part of the Premises and shall be subject to all the terms and conditions of the Lease, including without limitation, Section 14 of the Addendum.

     2.2 Tenant Improvements. Landlord will make available to Tenant a tenant
         -------------------
finish allowance for the Second Floor Space in accordance with the Work Letter attached hereto as Exhibit C. Landlord has no obligation for the completion or
                   ---------
remodeling of the Second Floor Space and Tenant accepts the Second Floor Space in its "as is" condition. Any alterations and improvements to the Second Floor Space by Tenant are subject to Landlord's prior written consent pursuant to the Work Letter and will be at Tenant's expense.

     2.3 Parking. In consideration of the addition of the Second Floor Space,
         -------
Landlord shall make available to Tenant two (2) additional parking space in the Building parking garage at a rate of $100.00 per month per space, in accordance with the terms and conditions of Section 3 of the Addendum to the Lease.

                         ARTICLE III - ADDITIONAL TERMS
                         ------------------------------

     3.1 Risers. No later than the Second Floor Commencement Date, Landlord
         ------
shall provide, at Landlord's sole cost and expense, three (3) additional four
(4) inch risers between the second and third floor of the Building.

     3.2 HVAC. Landlord agrees to lower the air supply temperature for the
         ----
Premises, exclusive of the Temporary Additional Space and the Roof Space, to the minimum set point (approximately 55 degrees fahrenheit) during the months of June, July and August, or until installation of the cooling towers and pumps is completed in the Roof Space (in accordance with the terms' hereof), whichever shall occur first, as well as maximizing the speed of the floor fans that supply the Premises until such date. Landlord also agrees to abate Tenant's excess HVAC usage charges (in accordance with Section 7 of the Addendum to the Lease) for the period of March 1, 1999 through April 30, 1999 up to a maximum total abatement amount of $5,000.00 for such period. For the period of May 1, 1999 through June 30, 1999, Landlord agrees to totally abate Tenant's excess HVAC usage charges.

     3.3 Termination. As additional consideration for the covenants of Landlord
         -----------
hereunder, Landlord shall have the option to terminate the Lease as to the Second Floor Space only (the "Option to Terminate") at any time after May 31, 2004 and prior to August 31, 2005, upon ninety (90) days' prior written notice (the "Notice") to Tenant on the following terms and conditions:

         A. The date of termination (the "Termination Date") shall be the date specified in the Notice, which Termination Date shall be a date which is at least ninety (90) days after the date of the Notice.

         B. At least sixty (60) days prior to the Termination Date, Landlord shall pay to Tenant a termination fee in the amount of $4.00 per rentable square foot of the Second Floor Space, or $22,476.00. From and after the Termination Date, the Second Floor Space will no longer be part of the Premises under the Lease, Tenant will owe no Base Rent or other Rent with respect thereto (exclusive of any outstanding and unpaid Base Rent or other Rent), Tenant's Pro Rata Share will be reduced accordingly, and Tenant will have no other obligations with respect to the Second Floor Space.

                           ARTICLE IV - MISCELLANEOUS
                           --------------------------

     4.1 Brokers. Tenant hereby represents and warrants to Landlord that it has
         -------
not engaged any broker in connection with the negotiation and/or execution of this Amendment except Liberty-Greenfield, LLP ("Tenant's Broker"). Tenant has no knowledge of any other broker's involvement in this transaction except Frederick Ross Company ("Ross") which has acted as Landlord's leasing agent. Ross agrees to pay Tenant's Broker a commission pursuant to a separate written agreement. Tenant will indemnify Landlord and Ross against any claim or expense (including, without limitation, attorneys' fees) paid or incurred by Landlord or Ross as a result of any claim for commissions or fees by any broker, finder, or agent, other than Tenant's Broker, whether or not meritorious, employed by Tenant or claiming by, through or under Tenant. Tenant acknowledges that Landlord is not liable for any representations by Ross or Tenant's Broker regarding the Premises, Building, or this Amendment.

     4.2 Conflict. If there is any conflict between the terms and provisions of
         --------
this Amendment and the terms and provisions of the Lease, the terms and provisions of this Amendment shall govern. Except as herein specifically set forth, all other provisions of the Lease shall remain in full force and effect and effective and be binding upon the parties in accordance with their terms.

     4.3 Counterparts. This Amendment may be executed in counterparts, each of
         ------------
which shall be deemed an original, but all of which together shall constitute one and the same instrument. A signed facsimile transmittal of this Amendment shall be considered as an original executed document.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written and is effective upon delivery of a fully executed copy of Tenant.

INFLOW, INC., a Delaware corporation       JER DENVER, LLC, a Delaware limited
                                           liability company

By: /s/ Arthur H. Zeile
   ---------------------------------
Print Name: Arthur H. Zeile
           -------------------------
Print Title: CEO, President
            ------------------------

ATTEST:                                    By: /s/ Barbara Bowman
                                              -------------------------------
                                           Name: Barbara Bowman
                                                -----------------------------
                                           Title: Vice President
                                                 ----------------------------
By: /s/ Joel C. Daly
   ---------------------------------                     "Landlord"
Print Name: Joel C. Daly
           -------------------------
Print Title: COO, VP
            ------------------------

               "Tenant"

                               GUARANTOR'S CONSENT


     By signature below, Guarantor acknowledges and approves the modifiations of the Lease as set forth herein and agrees that their obligations under the Guaranty are in full force and effect as to the Lease as amended pursuant to this Amendment.

                                        /s/ Arthur H. Zeile
                                        ------------------------------
                                        Arthur H. Zeile, an individual


                                        Date: 6/11/99
                                             -------------------------


                                        /s/ Joel C. Daly
                                        ------------------------------
                                        Joel C. Daly, an individual


                                        Date: 6/14/99
                                             -------------------------

                                                  "Guarantor"

                                   EXHIBIT A
                                  Roof Space
                                [See Attached]

                                   [DIAGRAM]

                                   EXHIBIT B
                              Second Floor Space
                                [See Attached]

                                   [GRAPHIC]

[GRAPHIC]                                          ONE CORPORATE CENTER/ LEVEL 2
                                                          1860 LINCOLN STREET
                                                          DENVER, COLORADO

                                   EXHIBIT C
                                  WORK LETTER


SECTION 1. TENANT IMPROVEMENT PROVIDED BY LANDLORD. Landlord agrees to provide
---------  ---------------------------------------
the following Building-Standard Tenant Improvements in the Second Floor Space and allowance for Tenant Improvements at Landlord's sole cost and expense:

     1.1 Tenant shall receive the Second Floor Space in its "as is" condition, with an allowance for Tenant Improvements on an as needed basis, as set forth below.

SECTION 2. ADDITIONAL TENANT IMPROVEMENTS PROVIDED BY LANDLORD.
---------  ---------------------------------------------------

     Landlord agrees to provide the following Non-Building Standard Tenant Improvements in the Second Floor Space at Landlord's sole cost and expense: None

SECTION 3. ADDITIONAL TENANT IMPROVEMENTS AT TENANT'S EXPENSE.
---------  --------------------------------------------------

     Landlord agrees to provide the following Non-Building Standard Tenant Improvements in the Second Floor Space at Tenant's sole cost and expense: None

SECTION 4. TENANT IMPROVEMENT ALLOWANCES PROVIDED BY LANDLORD.
---------  --------------------------------------------------

     4.1 Allowances: Landlord agrees to provide the following dollar allowances for Tenant Improvements in or with respect to or otherwise servicing the Second Floor Space:

           Tenant shall receive an allowance for Tenant Improvements, on an as needed basis, of up to $15.00 per rentable square foot. Included in those costs to be funded by such allowance shall be all costs incurred as a result of architectural, engineering, design, construction management, permitting, demolition and construction in connection with Tenant's Improvements in the Second Floor Space or with respect to or otherwise servicing the Second Floor Space. No more frequently than once every thirty (30) days following the date hereof, Tenant may request in writing a draw, payable by check to Tenant against the allowance, which request shall include (a) backup receipts or invoices for the applicable draw, (b) a written statement from Tenant's architect or contractor that the Tenant Improvements described on any such receipts and invoices has been completed in accordance with the drawings, and (c) all required AIA forms, supporting conditional lien waivers and releases executed by the contractor (collectively the "Draw Request"). Within twenty-one (21) days following Landlord's receipt and approval of the Draw Request, Landlord shall pay the amount of such draw, less ten percent (10%). Upon completion of the work Tenant may submit to Landlord a final Draw Request for the balance of the allowance which shall include (a) record "As-built" drawings, as provided under
Section 8.1 below, (b) a detailed breakdown of Tenant's final construction costs, together with receipted invoices showing payment thereof, (c) all final lien releases, (d) certified, written statement from Tenant's architect or contractor that all work has been completed in accordance with the approved CDP and (e) copies of all final reports and permits as provided under Section 8.2 below. Upon Landlord's receipt and approval of the final Draw Request, Landlord shall pay any remaining sums within ten (10) business days thereof.

SECTION 5. DESIGN OF TENANT IMPROVEMENTS.
---------  -----------------------------

     5.1   CDP Preparation: Tenant's office planner in cooperation with
           ---------------
Landlord's office planner shall prepare a construction document package (the "CDP") with respect to those Tenant Improvements to be made by Tenant in the Second Floor Space, as follows. The CDP shall be based upon the schematic space plan attached as Exhibit D and the construction information provided by Tenant.

         5.1.1 Landlord shall give notice to Tenant of any reasonable request for construction information with respect to the CDP.

         5.1.2 Tenant shall provide Landlord's office planner with all of the construction information reasonably requested in accordance with Section 5.1.1 and any other information Tenant deems necessary to assist Landlord in evaluating of the CDP.

         5.1.3 On or before the date which is three (3) business days after the date Tenant provides the construction information pursuant to Section 5.1.2, Landlord shall approve or disapprove the proposed CDP. If Landlord disapproves the CDP, such disapproval shall include an explanation of specific reasons for such disapproval. If Landlord fails to approve or disapprove the CDP within the time period provided above, Landlord shall be deemed to have approved the CDP.

         5.1.4 If Landlord disapproves the CDP by the time period specified in
Section 5.1.3 then Landlord and Tenant shall endeavor to agree on the CDP. If Landlord and Tenant cannot agree to the CDP by August 31, 1999, then either party shall have the option to terminate the Lease with respect to the Second Floor Space only, in which case the Lease will remain in full force and effect, but the Second Floor Space will no longer be part of the Premises, Tenant will owe no Base Rent or other Rent with respect thereto, Tenant's Pro Rata Share will be reduced accordingly, and neither Landlord nor Tenant will have any further obligations under the Lease with respect to the Second Floor Space. Such right to terminate may only be exercised prior to the date on which both parties agree to the CDP.

     5.2 CDP Approval: The CDP must be approved by Tenant and Landlord in
         ------------
writing before proceeding to obtain building permits and commence construction.

     5.3 Tenant Responsibilities: Tenant shall be responsible for delays and additional costs, including without limitation design fees, caused by: (i) any changes made by Tenant to the approved CDP; or (ii) delays in delivery of non-building-standard materials requiring long lead times.

SECTION 6.  CONSTRUCTION.
---------   ------------

     Approval of the CDP shall constitute written authorization to complete the Second Floor Space in accordance with the CDP. Tenant may in such authorization delete items to reduce its cost. Tenant shall be responsible for any costs due to any resulting delay in completion of the Second Floor Space. Tenant's contractor shall complete the Tenant Improvements in accordance with Tenant's approved CDP.

SECTION 7.  FIELD CHANGE ORDERS.
---------   -------------------

     If Tenant shall request any change in the approved CDP, Tenant shall request such change in writing to Landlord, and such request shall be accompanied by all information necessary to review plans and specifications for such change. Tenant shall cause its office planner to prepare such plans and specifications and a proposed field change order ("FCO") as soon as reasonably possible thereafter. Tenant shall not proceed with any work which would be affected by a proposed FCO until approved by Landlord. Landlord shall not unreasonably withhold, condition or delay its approval of any proposed FCO. Landlord shall approve or deny any proposed FCO within two (2) business days after receipt from Tenant of the information required above. Tenant shall be responsible for any and all delays in construction and occupancy caused by Tenant's FCO requests. The proposed FCO shall set forth the estimated cost of the changes. The proposed FCO shall be effective only when signed by both Landlord and Tenant.

SECTION 8. IMPROVEMENTS CONSTRUCTED BY TENANT.
---------  ------------------------ -- ------

   If any work is to be performed in connection with Tenant Improvements on the Second Floor Space by Tenant or Tenant's contractor:

     8.1 Landlord's Approval: Such work shall not proceed until Landlord's
         -------------------
written approval of each of the following items: (a) Tenant's contractor; (b) public liability and property damage insurance carried by Tenant or its contractor; and (c) schematic plans and specifications for such work. The detailed construction plans and specifications shall be prepared by Tenant based upon the schematic plans and specifications and submitted to Landlord's office planner. All such work shall be done in strict conformity with such final plans and specifications subject to field change orders prepared and approved in the manner specified in Section 7 above. As-built plans shall be prepared by Tenant at Tenant's expense after the work is fully completed and a copy delivered to Landlord for its use. Approval of the CDP shall constitute all necessary approvals pursuant to this Section 8.1 with respect to the Tenant Improvements described in the CDP.

     8.2 Permits: All work shall be done in conformity with a valid building
         -------
permit (obtained at Tenant's expense) when required, a copy of which shall be furnished to Landlord before such work is commenced, and in any case, all such work shall be performed in accordance with all applicable governmental regulations at Tenant's sole expense. Further, upon substantial completion thereof, Tenant shall provide to Landlord a copy of the Report of Final Inspection required with respect to the Second Floor Space, together with all licenses, certificates, permits issued in connection with the installation of all work by Tenant and its contractors. Notwithstanding any failure by Landlord to object to any such work, Landlord shall have no responsibility for Tenant's failure to meet all applicable regulations.

     8.3 Coordination: All work by Tenant or Tenant's contractor shall be
         ------------
scheduled in coordination with Landlord and Tenant shall keep Landlord apprised of the progress thereof. Tenant or Tenant's contractor shall arrange for necessary utility, hosting and elevator service with Landlord's contractor and shall pay such reasonable charges for such services as may be charged by Landlord's contractor. Tenant and Tenant's contractor shall cooperate with Landlord in Landlord's reasonable oversight and inspection of Tenant's Improvements.

     8.4 Manner of Entry: Tenant's entry to the Second Floor Space for any
         ---------------
purpose, including without limitation, inspection or performance of Tenant construction by Tenant's agents, prior to the Second Floor Commencement Date shall be at such times as are approved by Landlord and subject to all the terms and conditions of the Lease except the payment of Rent. Tenant's entry shall mean entry by Tenant, its officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors.

     8.5 Faulty Work: Tenant shall promptly reimburse Landlord upon demand for
         -----------
any extra expense incurred by Landlord by reason of faulty work done by Tenant or its contractors or by reasons of any delays caused by such work, or by reason of inadequate cleanup.

                       FOURTH AMENDMENT TO LEASE AGREEMENT
                       -----------------------------------


     THIS FOURTH AMENDMENT TO LEASE AGREEMENT, dated as of August 13, 1999, is entered into by and between JER DENVER, LLC, a Delaware limited liability company ("Landlord") and INFLOW, INC., a Delaware corporation ("Tenant").

                                    Recitals:
                                    --------

         A. Landlord and Tenant entered into a Lease Agreement, dated
February 25, 1998, as amended by Amendment to Lease Agreement, dated August 1, 1998, as amended by Second Amendment to Lease Agreement, dated April 27, 1999, and Third Amendment to Lease Agreement, dated June, 1999 (collectively, the "Lease") pertaining to certain Premises described therein (the "Existing Premises") at 1860 Lincoln Street, Denver, Colorado (the "Building"). Capitalized terms not otherwise defined herein have the same meaning as in the Lease.

         B. Landlord and Tenant desire to amend the Lease in the manner and form hereinafter set forth.

     NOW, THEREFORE, for good and valuable consideration, Landlord and Tenant hereby agree as follows:

     1. The description of the Premises is amended by the addition of the approximately 3,082 rentable square feet of additional space located on the 2nd floor depicted on the diagram of the 2nd floor of the Building (the "Additional Temporary Space"), attached hereto as Exhibit A and made a part hereof by reference, until the Additional Temporary Space Termination Date on the following basis:

         A. Tenant's right to occupy the Additional Temporary Space and its obligation to pay Base Rent attributable to the Additional Temporary Space commences on August 16, 1999 (the "Additional Temporary Space Commencement Date") and will continue on a month-to-month basis until the Additional Temporary Space Termination Date as defined herein.

         B. Commencing on the Additional Temporary Space Commencement Date and until the Additional Temporary Space Termination Date, Tenant will be obligated to pay Tenant's pro rata share of Operating Expenses and Taxes for such period with respect to the Additional Temporary Space in accordance with Section 5 of the Lease.

         C. As of the Additional Temporary Space Commencement Date and until the Additional Temporary Space Termination Date, any reference to Premises in the Lease includes the Additional Temporary Space as a part of the Premises and Tenant's occupancy thereof is subject to all terms of the Lease except as otherwise specifically herein provided.

     2. Commencing on the Additional Temporary Space Commencement Date and until the Additional Temporary Space Termination Date, Tenant will pay Base Rent for the Additional Temporary Space in accordance with the Lease at the same per-square-foot rate effective during the Lease for the Existing Premises (including step-ups). Base Rent for the Additional Temporary Space is in addition to Base Rent payable by Tenant for the Existing Premises. If Landlord is delayed in delivering the Additional Temporary Space to Tenant due to the failure of a current occupant to vacate, the postponement of Tenant's obligation to pay rent for the Additional Temporary Space is in full settlement of all claims which Tenant may otherwise have by reason of such delay. Base Rent for the Additional Temporary Space for any partial month will be prorated based upon the actual number of days in the month that Tenant's obligation to pay rent for the Additional Temporary Space was in effect.

     3. Landlord has no obligation to improve the Additional Temporary Space and Tenant accepts the Additional Temporary Space in its "as is" condition. Any improvements desired by Tenant shall be at Tenant's cost and expense and subject to the terms and provisions of the Lease.

     4. Notwithstanding anything to the contrary in Section 6 of the Addendum attached as Exhibit G to the Lease, Landlord shall furnish electricity to the Additional Temporary Space in accordance with Section 14.2 of the Lease.

     5. Either party may terminate the month-to-month occupancy of the Additional Temporary Space upon not less than 30 days' prior written notice to the other (the "Termination Notice"). The Termination Notice will set forth the date upon which the termination is to take effect which will be not less than 30 days from the date of the Termination Notice and will be the last day of a calendar month ("Additional Temporary Space Termination Date"). Notwithstanding the foregoing, the lease of the Additional Temporary Space, if not previously terminated, will terminate upon, and the Additional Temporary Space Termination Date will be, the date of the expiration or earlier termination of the Lease. As of the Additional Temporary Space Termination Date, die Additional Temporary Space will no longer be part of the Premises and Landlord and Tenant shall be relieved of any further obligations with respect to the Additional Temporary Space; provided, however, such termination shall not affect Tenant's liability for rental and other obligations accruing prior to the Additional Temporary Space Termination Date, including, without limitation, its obligations to redeliver possession of the Additional Temporary Space to Landlord on or before the Additional Temporary Space Termination Date in the manner and condition set forth in the Lease. Termination with respect to the Additional Temporary Space will not terminate or alter in any way Tenant's rights to the Existing Premises or any of Tenant's other rights.

     6. If there is any conflict between the terms and provisions of this Amendment and the terms and provisions of the Lease, the terms and provisions of this Amendment shall govern. Except as herein specifically set forth, all other provisions of the Lease shall remain in full force and effect and effective and be binding upon the parties in accordance with their terms. As used herein and in the Lease, the "Lease" shall mean the Lease as defined above as amended and supplemented by the terms and provisions of this Amendment. This Amendment way be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A signed facsimile transmittal of this Amendment shall be considered as an original executed document.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written and is effective upon delivery of a fully executed copy to Tenant.

INFLOW, INC., a Delaware corporation      JER DENVER, LLC, a Delaware limited
                                          liability company

By: /s/ Arthur H. Zeile                   By: J.E. Robert Companies, its
   ---------------------------------          designated asset manager
Print Name: Arthur H. Zeile
           -------------------------
Print Title: President, CEO
            ------------------------

ATTEST:                                   By: /s/ Barbara Bowman
                                             ------------------------------
                                          Name: Barbara Bowman
                                               ----------------------------
                                          Title: Vice President
                                                ---------------------------
By: /s/ Joel C. Daly
   ---------------------------------                    "Landlord"
Print Name: Joel C. Daly
           -------------------------
Print Title: VP, COO
            ------------------------

              "Tenant"

                              GUARANTOR'S CONSENT


     By signature below, Guarantor acknowledges and approves the modifications of the Lease as set forth herein and agrees that their obligations under the Guaranty are in full force and effect as to the Lease as amended pursuant to this Amendment.


                                            /s/ Arthur H. Zeile
                                     ------------------------------------
                                     Arthur H. Zeile, an individual


                                     Date:        13 August 1999
                                          -------------------------------


                                                 /s/ Joel C. Daly
                                     ------------------------------------
                                     Joel C. Daly, an individual


                                     Date:        13 August 1999
                                          -------------------------------

                                                    "Guarantor"

                                   [GRAPHIC]

[GRAPHIC]                                              US WEST WIRELESS/ LEVEL 2
                                                            1860 LINCOLN STREET
                                                            DENVER, COLORADO

                                  EXHIBIT A
                                (See attached)